             1999 Annual Report

                                         [MAS LOGO]

                                Morgan Stanley Dean Witter Investment Management
                                                 Miller Anderson & Sherrerd, LLP

                                                                 Value Portfolio
                                                        Mid Cap Growth Portfolio
                                                         Mid Cap Value Portfolio
                                                          Fixed Income Portfolio
                                                            High Yield Portfolio

                                                                      [MAS LOGO]

MAS Funds is pleased to present the Annual Report for the Portfolios as of September 30, 1999. Please call your Miller Anderson & Sherrerd service representative at 800-354-8185 with any questions regarding these Financial Statements.

TABLE OF CONTENTS

MAS Overview and Statement of Net Assets
   Value Portfolio..........................    1
   Mid Cap Growth Portfolio.................    7
   Mid Cap Value Portfolio..................   13
   Fixed Income Portfolio...................   19
   High Yield Portfolio.....................   35
Statement of Operations.....................   45
Statement of Changes in Net Assets..........   47
Financial Highlights........................   51
Notes to Financial Statements...............   61
Report of Independent Accountants...........   72

THIS ANNUAL REPORT CONTAINS CERTAIN INVESTMENT RETURN INFORMATION. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH EITHER MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                                                              PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

VALUE PORTFOLIO

The Value Portfolio combines Miller Anderson & Sherrerd's disciplined stock valuation process with the judgment gained through considerable experience in low P/E investing.

MAS's process is executed in two stages. An initial screen identifies companies with flat or positive earnings growth which have underperformed the broad market averages, and whose valuations fall into the lower segment of MAS's investment universe. In the second stage, fundamental analysis is used to determine the cyclical sustainability of earnings and the competitive dynamics of a company. This approach is fortified by attention to risk management. MAS emphasizes portfolio diversification in terms of both sectors and stocks. Maximum sector and position limitations are imposed, thereby minimizing the risk of any individual sector or holding.

MAS also utilizes a clearly defined, firmly enforced sell discipline. Many value managers who are able to identify outstanding securities err by holding successful investments past their peaks. Perhaps the greatest strategic advantage of the MAS approach is that the sell discipline mandates the sale of any stock that satisfies one or more of the three sell criteria--price appreciation, earnings deterioration, or negative fundamental change.

The past two years have been difficult for low P/E value investing, and this difficult environment continued in the Portfolio's 1999 fiscal year. The total return of the MAS Funds Value Portfolio was 8.3%, compared to 27.8% for the S&P 500.

Early in the year, it appeared that the equity markets had become increasingly "digital." The digital world reduces inputs to streams of 1s or 0s, off or on, with no mention or measurement of degree. Investors seemed to have reduced their opinions about companies and their stock prices to the same level of simplicity. Internet, technology, and mega-cap growth stocks were switched "on" in the equity markets. Valuations were deemed irrelevant in this new digital investment world. Most other sectors of the market were deemed "off." Conceptually unappealing sectors such as small- and mid-caps and economically sensitive companies of every size were ignored, irrespective of fundamentals or valuations.

By contrast, the third fiscal quarter represented an excellent period for the Portfolio and a welcome respite from earlier performance comparisons. The Portfolio returned 15.3% for that quarter, compared to 7.1% for the S&P 500. The most important aspect of this quarter was the market's significant rotation towards a low P/E, value style of investing. For the first time in recent years, the trend of mega-cap growth outperformance was broken. Generally, everything that had suffered over the past eighteen months recovered: large stocks outperformed mega-cap stocks, cyclical stocks outperformed defensive stocks, value stocks outperformed growth stocks, and low P/E stocks outperformed high P/E stocks.

However, the brief outperformance of value stocks ended abruptly in the fourth fiscal quarter of 1999. For the quarter, the Portfolio returned (16.0)% versus (6.3)% for the S&P 500. Traditional performance attribution reveals that stock selection contributed about 75% of the performance shortfall, and sector allocation was responsible for the remainder. The sector allocation shortfall was due to an underweighting in technology and overweightings in financial, consumer durable, and transportation stocks. Stock selection in the health care, technology, financial, heavy industry, and retail groups penalized relative performance.

Further analysis, however, reveals that the major reason for the significant underperformance during the quarter was the Portfolio's strict adherence to a low P/E investment discipline. From June through September, the low P/E universe, as defined by the two lowest P/E quintiles of all stocks greater than $2.5 billion in market capitalization, returned (14.1)%. This reversed the positive momentum that value investing had established in the third fiscal quarter. It also reestablished the primary trend of the past two years--a situation in which mega-cap growth stocks with exceptionally high valuations appreciated, while the vast majority of low valuation shares stagnated or declined. Unquestionably, the average stock in the Portfolio's investible universe experienced a severe bear market during the quarter.

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

Sector allocation in the Portfolio remained true to the low P/E investible universe at the end of the fiscal year. Overweightings remained in the financial, industrial, durable goods, transportation, and basic materials sectors. During the year, larger commitments were made to the health care services sector, and at fiscal year-end, this group also represented a significant overweighting. MAS believed that this sector, under pressure from reimbursement and legal concerns, represented exceptional value. Sector underweightings remained in technology (which MAS believed was in an Internet-led mania stage), consumer staples, telecommunications, and energy stocks. In each of these sectors, valuations prevented the Portfolio from participating without violating its low P/E discipline.

Portfolio characteristics and global economic trends remained favorable for low P/E, value-based investors. The Portfolio's P/E ratio at fiscal year-end was 11.2x, compared to 26.4x for the S&P 500. Price-to-cash flow and price-to-book value ratios were also at substantial discounts to the benchmark, while the Portfolio's dividend yield was 2.1%, compared to 1.3% for the index. Growth rates and earnings estimate revisions for the Portfolio's holdings were at slight discounts to the S&P 500, but well within traditional ranges. U.S. economic activity was healthy, and global economic recovery continued. These factors have historically been positive influences on relative price performance for the Portfolio's low P/E investible universe.

                                                              PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

[MAS Funds 1999 Value Graph]

                                                                      MAS FUNDS VALUE                        S&P 500
                                                                      ---------------                        -------
89                                                                        1000.00                            1000.00
                                                                           959.00                            1021.00
                                                                           929.00                             990.00
                                                                           957.00                            1052.00
90                                                                         801.00                             908.00
                                                                           900.00                             989.00
                                                                          1053.00                            1133.00
                                                                          1073.00                            1130.00
91                                                                        1166.00                            1190.00
                                                                          1239.00                            1290.00
                                                                          1240.00                            1258.00
                                                                          1269.00                            1282.00
92                                                                        1316.00                            1322.00
                                                                          1420.00                            1389.00
                                                                          1499.00                            1449.00
                                                                          1508.00                            1456.00
93                                                                        1574.00                            1494.00
                                                                          1623.00                            1528.00
                                                                          1598.00                            1471.00
                                                                          1621.00                            1477.00
94                                                                        1692.00                            1549.00
                                                                          1680.00                            1549.00
                                                                          1860.00                            1699.00
                                                                          2078.00                            1862.00
95                                                                        2243.00                            2010.00
                                                                          2331.00                            2131.00
                                                                          2494.00                            2245.00
                                                                          2552.00                            2346.00
96                                                                        2656.00                            2418.00
                                                                          2975.00                            2620.00
                                                                          3024.00                            2690.00
                                                                          3466.00                            3159.00
97                                                                        3752.00                            3396.00
                                                                          3670.00                            3494.00
                                                                          4023.00                            3981.00
                                                                          3873.00                            4112.00
98                                                                        3136.00                            3703.00
                                                                          3564.00                            4492.00
                                                                          3505.00                            4716.00
                                                                          4041.00                            5048.00
99                                                                        3396.00                            4733.00

                  AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/99*

                                                    MAS VALUE                            S&P
                                 ------------------------------------------------        500
                                 INSTITUTIONAL -      INVESTMENT =      ADVISER +       INDEX
      ----------------------------------------------------------------------------------------
      One Year                        8.30%              8.20%            8.10%        27.80%
      Five Years                     14.96%              14.84%          14.78%        25.03%
      Ten Years                      13.01%              12.95%          12.92%        16.82%

   Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

   The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

   - Represents an investment in the Institutional Class.

   = Represents an investment in the Investment Class which commenced operations 5/6/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

   + Represents an investment in the Adviser Class which commenced operations 7/17/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class.

   Total returns for the Investment Class of the Portfolio reflect expenses reimbursed by the Adviser for certain periods. Without such reimbursements, total returns would have been lower.

   * Total returns are compared to the S&P 500 Index, an unmanaged market index.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

VALUE
PORTFOLIO

STATEMENT OF NET ASSETS
COMMON STOCKS (97.2%)

----------------------------------------------------
                                            VALUE
     SEPTEMBER 30, 1999         SHARES      (000)!
----------------------------------------------------
BANKS (13.9%)
Bank of America Corp.            401,600  $   22,364
Bank One Corp.                   398,100      13,859
BankBoston Corp.                 269,300      11,681
Chase Manhattan Corp.            633,006      47,713
First Union Corp.                271,013       9,638
KeyCorp                          489,500      12,635
PNC Bank Corp.                   582,400      30,685
Washington Mutual, Inc.        1,293,100      37,823
----------------------------------------------------
GROUP TOTAL                                  186,398
----------------------------------------------------
BASIC RESOURCES (6.4%)
Eastman Chemical Co.              39,400       1,576
Engelhard Corp.                1,034,100      18,808
IMC Global, Inc.                 831,994      12,116
Lubrizol Corp.                   802,000      20,601
Solutia, Inc.                    658,800      11,776
* W.R. Grace & Co.               907,700      14,580
Weyerhaeuser Co.                 114,100       6,575
----------------------------------------------------
GROUP TOTAL                                   86,032
----------------------------------------------------
CONSUMER DURABLES (11.3%)
Dana Corp.                       533,051      19,790
Ford Motor Co.                   735,530      36,914
General Motors Corp.           1,017,609      64,046
Owens Corning                    700,041      15,182
Whirlpool Corp.                  246,200      16,080
----------------------------------------------------
GROUP TOTAL                                  152,012
----------------------------------------------------
CONSUMER SERVICES (0.7%)
Service Corp. International      916,500       9,681
----------------------------------------------------
ENERGY (4.1%)
* Nabors Industries, Inc.        895,800      22,395
Tosco Corp.                      206,600       5,216

                                            VALUE
                                SHARES      (000)!
----------------------------------------------------
----------------------------------------------------
Transocean Offshore, Inc.        313,200  $    9,592
Ultramar Diamond Shamrock
  Corp.                          700,590      17,865
----------------------------------------------------
GROUP TOTAL                                   55,068
----------------------------------------------------
FOOD, TOBACCO & OTHER (3.4%)
IBP, Inc.                        375,903       9,280
Nabisco Group Holdings Corp.   1,005,390      15,081
R.J. Reynolds Tobacco
  Holdings, Inc.                 212,230       5,730
Universal Foods Corp.            665,294      15,260
----------------------------------------------------
GROUP TOTAL                                   45,351
----------------------------------------------------
HEALTH CARE (10.5%)
Beckman Coulter, Inc.            335,999      15,162
Columbia/HCA Healthcare Corp.    405,261       8,586
* Foundation Health Systems,
  Inc., Class A                  882,184       8,326
* Health Management
  Associates, Inc., Class A      545,700       4,024
* HEALTHSOUTH Corp.            8,511,100      51,599
*@ LifePoint Hospitals, Inc.           1          --
* Tenet Healthcare Corp.       2,002,000      35,160
*@ Triad Hospitals, Inc.               1          --
United HealthCare Corp.          268,500      13,073
* Wellpoint Health Networks,
  Inc.                           101,700       5,797
----------------------------------------------------
GROUP TOTAL                                  141,727
----------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (18.7%)
* AMR Corp.                      507,480      27,658
Burlington Northern Santa Fe,
  Inc.   262,400                               7,216
CNF Transportation, Inc.         126,200       4,701
Cooper Industries, Inc.          304,200      14,221
Cummins Engine Co., Inc.         796,686      39,685
Delta Air Lines, Inc.            562,100      27,262
Eaton Corp.                      184,102      15,890
* FMC Corp.                      306,665      14,797
* Navistar International
  Corp.                          351,700      16,354
Parker-Hannifin Corp.            532,837      23,878
Ryder System, Inc.               387,200       7,889

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                            VALUE
                                SHARES      (000)!
----------------------------------------------------
Tecumseh Products Co., Class
A                                396,476  $   19,873
TRW, Inc.                        400,618      19,931
Waste Management, Inc.           584,600      11,253
----------------------------------------------------
GROUP TOTAL                                  250,608
----------------------------------------------------
INSURANCE (5.7%)
Ace Ltd.                         803,800      13,614
Allstate Corp.                   572,740      14,283
American General Corp.           158,355      10,006
Everest Reinsurance Holdings,
  Inc.                           377,291       8,984
Hartford Financial Services
  Group, Inc.                    339,106      13,861
ReliaStar Financial Corp.        476,743      15,852
----------------------------------------------------
GROUP TOTAL                                   76,600
----------------------------------------------------
RETAIL (6.0%)
Dillard's, Inc., Class A         251,009       5,099
Liz Claiborne, Inc.              756,600      23,454
* Office Depot, Inc.             772,400       7,869
Springs Industries, Inc.,
  Class A                         61,518       2,088
* Toys 'R' Us, Inc.              806,551      12,098
V.F. Corp.                       987,006      30,597
----------------------------------------------------
GROUP TOTAL                                   81,205
----------------------------------------------------
TECHNOLOGY (7.1%)
* Arrow Electronics, Inc.        608,000      10,716
Avnet, Inc.                      337,200      14,162
First Data Corp.                 609,500      26,742
International Business
  Machines Corp.                 124,088      15,061
* Quantum Corp.-DLT & Storage
  Systems                      1,017,500      14,309
Xerox Corp.                      328,200      13,764
----------------------------------------------------
GROUP TOTAL                                   94,754
----------------------------------------------------

                                            VALUE
                                SHARES      (000)!
----------------------------------------------------
UTILITIES (9.4%)
Bell Atlantic Corp.              431,700  $   29,059
Cinergy Corp.                    167,607       4,745
Coastal Corp.                    141,100       5,776
DTE Energy Co.                   257,740       9,311
Duke Energy Corp.                140,422       7,741
Entergy Corp.                    264,345       7,650
GPU, Inc.                        235,204       7,674
GTE Corp.                        244,200      18,773
PECO Energy Co.                  198,900       7,459
Southern Co.                     333,300       8,582
U.S. West, Inc.                  345,400      19,709
----------------------------------------------------
GROUP TOTAL                                  126,479
----------------------------------------------------
TOTAL COMMON STOCKS (Cost $1,401,253)      1,305,915
----------------------------------------------------
CASH EQUIVALENT (3.0%)
----------------------------------------------------
                                    FACE
                                  AMOUNT
                                   (000)
                                 -------
REPURCHASE AGREEMENT (3.0%)
Chase Securities, Inc. 5.20%
  dated 9/30/99, due 10/1/99,
  to be repurchased at
  $40,318, collateralized by
  various U.S. Government
  Obligations, due
  10/1/99-8/15/01, valued at
  $40,357 (Cost $40,312)         $40,312      40,312
----------------------------------------------------
TOTAL INVESTMENTS (100.2%) (Cost
  $1,441,565)                              1,346,227
----------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

VALUE
PORTFOLIO

                                            VALUE
(CONT'D)                                    (000)!
----------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
Dividends Receivable                      $    1,474
Interest Receivable                                6
Receivable for Investments Sold                7,403
Receivable for Fund Shares Sold                1,140
Investments Held as Collateral for
  Loaned Securities                          120,570
Other Assets                                     164
Payable for Fund Shares Redeemed             (10,335)
Payable for Investment Advisory Fees          (2,038)
Payable for Administrative Fees                  (96)
Payable for Distribution Fees-Adviser
  Class                                          (56)
Payable for Shareholder Servicing
  Fees-Investment Class                           (1)
Payable for Trustees' Deferred
  Compensation Plan-Note F                      (163)
Collateral on Securities Loaned, at
  Value                                     (120,570)
Other Liabilities                               (213)
                                          ----------
                                              (2,715)
----------------------------------------------------
NET ASSETS (100%)                         $1,343,512
----------------------------------------------------
INSTITUTIONAL CLASS
----------------------------------------------------
NET ASSETS
Applicable to 79,408,494 outstanding
  shares of beneficial interest
  (unlimited authorization, no par
  value)                                  $1,079,356
----------------------------------------------------
NET ASSET VALUE PER SHARE                 $    13.59
----------------------------------------------------

                                            VALUE
                                            (000)!
----------------------------------------------------
INVESTMENT CLASS
----------------------------------------------------
NET ASSETS
Applicable to 712,385 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)            $    9,673
----------------------------------------------------
NET ASSET VALUE PER SHARE                 $    13.58
----------------------------------------------------
ADVISER CLASS
----------------------------------------------------
NET ASSETS
Applicable to 18,758,517 outstanding
  shares of beneficial interest
  (unlimited authorization, no par
  value)                                  $  254,483
----------------------------------------------------
NET ASSET VALUE PER SHARE                 $    13.57
----------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                           $1,317,498
Undistributed Net Investment Income
  (Loss)                                       5,140
Undistributed Realized Net Gain (Loss)       116,212
Unrealized Appreciation (Depreciation)
  on Investment Securities                   (95,338)
----------------------------------------------------
NET ASSETS                                $1,343,512
----------------------------------------------------

!  See Note A1 to Financial Statements.
*  Non-income producing security
@  Value is less than $500.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                              PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

MID CAP GROWTH PORTFOLIO

The Mid Cap Growth Portfolio seeks to capitalize on the relative inefficiencies of the small- and mid-cap equity markets. The Portfolio targets companies with sustainable growth that exceeds market expectations by focusing on those whose growth surpasses Wall Street analysts' estimates. MAS looks to capture the return potential of rapidly growing companies while avoiding stocks that are likely to disappoint. To identify such companies, MAS's mid-cap growth strategy employs a disciplined four-part process that incorporates quantitative, fundamental and valuation analysis as well as a strict sell discipline.

First, MAS conducts a quantitative screen that sorts the stocks within each economic sector based on earnings-estimate revisions and growth potential. This screening process limits investment choices to a statistically advantaged pool.

MAS then conducts extensive fundamental research on a group of eligible stocks to find candidates for purchase. Only high-quality companies with strong sales growth, rising profit margins, and high returns on capital are included in the Portfolio. Qualitative measures are then examined, including management quality and a company's strategic position within its industry.

MAS supplements fundamental analysis with valuation analysis. In addition to examining measures such as price/earnings, price/sales, and price/cash flow, valuation analysis uses a discounted-cash-flow model. Each stock's valuation is assessed relative to its growth prospects. The goal of this valuation work is to identify and weed out the most overvalued securities.

The sell discipline mandates an ongoing reevaluation of securities and produces a portfolio that always holds only those securities that are currently most attractive. If a holding falls into one of the bottom two earnings-estimate-revision quintiles of MAS's universe, it will be sold. MAS also sells stocks when fundamental research uncovers unfavorable trends. Analysts are often more reluctant to lower estimates than to raise them. Therefore, companies that are having difficulties may first experience small negative estimate revisions; such companies are frequently sold before larger revisions materialize. Finally, holdings are sold or trimmed back when their valuations exceed the level believed to be reasonable given their growth prospects.

During fiscal 1999, the Portfolio returned 64.3% versus 25.5% for its benchmark. The market environment was extremely volatile as the Internet bubble grew, oil prices spiked, and inflation fears in the spring began to put pressure on stock prices. The simultaneous interest rate cuts by central banks around the world in the early fall of 1998 provided much-needed liquidity to the markets. MAS viewed these interest rate cuts as extremely bullish, given the attractive valuation levels in early October. The Portfolio's emphasis was shifted from stable growth stocks to more aggressive stocks following the market sell-off in early October. New purchases were focused in the following areas: long duration, high beta securities such as Internet stocks; cyclical growth companies; and companies that were mispriced because of their ongoing need for capital. The market rewarded these aggressive actions, and while the Portfolio's exposure to long duration securities was maintained, the other two areas were subsequently reduced or eliminated.

In April, fears of rising interest rates caused the market to rotate violently to traditional value and cyclical stocks. This cyclical/value rally was short-lived as growth equities re-established their dominance six weeks later. When the Federal Reserve raised the federal funds rate by 25 basis points in June and again in August, equity prices came under pressure. The Portfolio was positioned slightly in favor of cyclical growth and companies showing improving profitability, and away from domestic stable growers. Sectors with largely domestic earnings streams experienced significant underperformance in the early summer, as did those adversely affected by rising interest rates, including consumer non-durables, health care, financial services and electric utilities. Conversely, outperforming sectors included those that stood to benefit from an improving Asian economy, such as semiconductors.

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

Over the course of the Portfolio's fiscal year, sector selection benefited performance. The overweighted telephone services, technology, consumer services, and energy sectors and underweighted utilities, food & tobacco, financial services, basic resources, and consumer durables sectors all contributed significantly to performance. The underweight in transportation detracted slightly from performance, with most of the other sectors modestly adding to performance.

Stock selection was also strong, contributing over half of the outperformance against the index. In technology, exposure to the rapid growth areas of the Internet and communications-related technology companies, especially wireless communications, drove performance. In consumer services, although the sector as a whole underperformed, superior stock selection allowed holdings to be additive to performance. In addition, the Portfolio's energy focus was rewarded as the sector rebounded from severely depressed levels, aided by the rise in oil prices. In health care, two of the Portfolio's holdings, Lincare and Health Management Associates, detracted from performance, following strong outperformance during fiscal 1998. Finally, the Portfolio benefited to a small extent from participation in IPOs.

                                                              PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

[MAS Funds Mid Cap Growth Line Chart]

                                                                                       MAS MID CAP GROWTH       S&P MIDCAP 400
                                                                                       ------------------       --------------
*                                                                                             1000                   1000
                                                                                              1122                   1059
90                                                                                             900                    871
                                                                                              1097                    979
                                                                                              1327                   1204
                                                                                              1347                   1195
91                                                                                            1497                   1309
                                                                                              1749                   1470
                                                                                              1642                   1463
                                                                                              1533                   1417
92                                                                                            1540                   1472
                                                                                              1800                   1645
                                                                                              1769                   1699
                                                                                              1819                   1739
93                                                                                            2062                   1826
                                                                                              2128                   1875
                                                                                              2004                   1804
                                                                                              1832                   1738
94                                                                                            1994                   1855
                                                                                              2013                   1808
                                                                                              2127                   1956
                                                                                              2300                   2126
95                                                                                            2604                   2334
                                                                                              2743                   2367
                                                                                              3058                   2513
                                                                                              3313                   2585
96                                                                                            3354                   2660
                                                                                              3258                   2821
                                                                                              2956                   2779
                                                                                              3565                   3188
97                                                                                            4295                   3700
                                                                                              4338                   3731
                                                                                              5239                   4142
                                                                                              5420                   4053
98                                                                                            4380                   3467
                                                                                              5959                   4444
                                                                                              6344                   4161
                                                                                              7193                   4750
99                                                                                            7196                   4350

                  AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/99*

                                           MAS MID CAP GROWTH
                                  ------------------------------------             S&P MIDCAP
                                  INSTITUTIONAL -            ADVISER +             400 INDEX
      ----------------------------------------------------------------------------------------
      One Year                        64.27%                  63.87%                 25.49%
      Five Years                      29.26%                  29.11%                 18.58%
      Since Inception                 23.08%                  23.00%                 16.73%

   Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.
   Small-capitalization stock prices have experienced a greater degree of market volatility than those of large-capitalization companies.

   The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

   -  Represents an investment in the Institutional Class.

   + Represents an investment in the Adviser Class which commenced operations 1/31/97. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class.

   * The Mid Cap Growth Portfolio commenced operations on 3/30/90. Total returns are compared to the S&P MidCap 400 Index, an unmanaged market index.

      As of 9/30/99, the Portfolio's holdings in Lincare and Health Management Associates were 1.7% and 0.0%, respectively.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MID CAP GROWTH
PORTFOLIO

STATEMENT OF NET ASSETS
COMMON STOCKS (94.0%)

----------------------------------------------------
                                            VALUE
     SEPTEMBER 30, 1999         SHARES      (000)!
----------------------------------------------------
BANKS (2.8%)
* Concord EFS, Inc.              372,300  $    7,679
First Tennessee National
  Corp.                          203,700       5,729
National Commerce Bancorp.       405,900       8,917
Zions Bancorp.                   124,200       6,846
----------------------------------------------------
GROUP TOTAL                                   29,171
----------------------------------------------------
BASIC RESOURCES (0.4%)
* CK Witco Corp.                  94,101       1,370
* Cytec Industries, Inc.         121,700       2,921
----------------------------------------------------
GROUP TOTAL                                    4,291
----------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (2.4%)
* Beringer Wine Estates
  Holdings, Inc., Class B        230,400       9,461
Dial Corp.                       294,700       7,515
Estee Lauder Cos., Inc.,
  Class A                        209,900       8,199
----------------------------------------------------
GROUP TOTAL                                   25,175
----------------------------------------------------
CONSUMER DURABLES (1.6%)
Danaher Corp.                    177,200       9,336
* SPX Corp.                       86,700       7,868
----------------------------------------------------
GROUP TOTAL                                   17,204
----------------------------------------------------
CONSUMER SERVICES (18.7%)
* AT&T Corp.-Liberty Media
  Group, Class A                 487,386      18,094
Cablevision Systems Corp.,
  Class A                        110,700       8,053
* Cinar Corp., Class B           417,400      12,626
* Citadel Communications
  Corp.                          216,300       7,381
* DoubleClick, Inc.               70,600       8,410
* Fox Entertainment Group,
  Inc., Class A                  314,400       6,642
* Hispanic Broadcasting Corp.    151,200      11,510
Houghton Mifflin Co.             190,000       7,719

                                            VALUE
                                SHARES      (000)!
----------------------------------------------------
----------------------------------------------------
* Imax Corp.                     328,900  $    6,578
* Insight Communications Co.,
  Inc.                           233,400       6,681
* Jones Intercable, Inc.,
  Class A                        298,000      16,111
* Liberty Digital, Inc.,
  Class A                        351,300       8,190
* Premier Parks, Inc.            422,900      12,264
* Sinclair Broadcast Group,
  Inc., Class A                  214,700       1,946
* TV Guide, Inc.                 335,100      13,111
* Univision Communications,
  Inc., Class A                  164,000      13,345
* USA Networks, Inc.             279,700      10,838
* Valassis Communications,
  Inc.                           309,250      13,588
Young & Rubicam, Inc.            289,700      12,747
----------------------------------------------------
GROUP TOTAL                                  195,834
----------------------------------------------------
CREDIT & FINANCE/ INVESTMENT COMPANIES (2.3%)
Allied Capital Corp.             324,500       7,281
Charles Schwab Corp.             177,100       5,966
Heller Financial, Inc.           301,700       6,788
* Knight/Trimark Group, Inc.,
  Class A                        146,800       4,349
----------------------------------------------------
GROUP TOTAL                                   24,384
----------------------------------------------------
ENERGY (5.5%)
* Barrett Resources Corp.        104,800       3,871
* BJ Services Co.                220,200       7,005
* Cooper Cameron Corp.           153,300       5,787
Devon Energy Corp.               203,000       8,412
EOG Resources, Inc.              383,000       8,139
* Forest Oil Corp.               474,900       8,103
* Grey Wolf, Inc.              2,056,400       6,169
* Nabors Industries, Inc.        391,900       9,798
----------------------------------------------------
GROUP TOTAL                                   57,284
----------------------------------------------------
HEALTH CARE (7.4%)
* Biogen, Inc.                   186,700      14,714
* Foundation Health Systems,
  Inc., Class A                  483,000       4,558
* Genentech, Inc.                 65,000       9,510

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                            VALUE
                                SHARES      (000)!
----------------------------------------------------
* Lincare Holdings, Inc.         683,400  $   18,217
* MedImmune, Inc.                 70,700       7,046
* MedQuist, Inc.                 275,300       9,206
* MiniMed, Inc.                   75,600       7,428
* VISX, Inc.                      92,500       7,316
----------------------------------------------------
GROUP TOTAL                                   77,995
----------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (7.7%)
Cintas Corp.                     190,100      10,990
CNF Transportation, Inc.         186,300       6,940
* Dycom Industries, Inc.         271,100      11,437
* Fiserv, Inc.                   334,387      10,868
General Dynamics Corp.           165,500      10,333
* Loral Space &
  Communications Ltd.            372,600       6,404
* TMP Worldwide, Inc.            180,300      10,976
* United Rentals, Inc.           607,400      13,211
----------------------------------------------------
GROUP TOTAL                                   81,159
----------------------------------------------------
RETAIL (6.4%)
* Abercrombie & Fitch Co.,
  Class A                        190,100       6,476
* barnesandnoble.com, Inc.       357,500       6,904
* Cheap Tickets, Inc.            349,800      11,325
Dollar General Corp.             366,700      11,322
* eBay, Inc.                      63,200       8,915
* eToys, Inc.                    170,400      11,342
Tandy Corp.                      207,500      10,725
----------------------------------------------------
GROUP TOTAL                                   67,009
----------------------------------------------------
TECHNOLOGY (27.5%)
Adobe Systems, Inc.              114,100      12,950
* ANTEC Corp.                    162,700       8,643
* Applied Micro Circuits
  Corp.                          207,500      11,828
* At Home Corp., Class A         201,950       8,368
* Broadcom Corp., Class A         83,300       9,080
* Citrix Systems, Inc.           180,800      11,198

                                            VALUE
                                SHARES      (000)!
----------------------------------------------------
* General Instrument Corp.       173,700  $    8,359
* Inktomi Corp.                   94,900      11,391
* JDS Uniphase Corp.             178,600      20,327
* KLA-Tencor Corp.               161,900      10,524
Linear Technology Corp.          164,700       9,681
* Maxim Integrated Products,
  Inc.                           161,300      10,177
* Network Solutions Inc.,
  Class A                        126,600      11,631
* PMC-Sierra, Inc.               128,300      11,868
* PSINet, Inc.                   248,900       8,953
* QLogic Corp.                   109,900       7,679
* QUALCOMM, Inc.                  90,000      17,027
* Rational Software Corp.        348,100      10,193
* Sapient Corp.                  121,700      11,470
* Teradyne, Inc.                 264,400       9,320
* USWeb Corp.                    230,600       7,913
* Verio, Inc.                    256,800       7,961
* VERITAS Software Corp.         150,300      11,413
* Xilinx, Inc.                   180,900      11,855
* Yahoo Japan Corp.                   40      14,618
* Yahoo! Inc.                     74,919      13,457
----------------------------------------------------
GROUP TOTAL                                  287,884
----------------------------------------------------
UTILITIES (11.3%)
* Calpine Corp.                  114,500       9,740
* Global Crossing Ltd.           633,040      16,776
* Globalstar
  Telecommunications Ltd.        250,904       5,771
* McLeodUSA, Inc., Class A       479,800      20,421
* Nextel Communications,
  Inc., Class A                  152,600      10,348
* NEXTLINK Communications,
  Inc., Class A                  281,200      14,578
* VoiceStream Wireless Corp.     365,200      22,540
* Western Wireless Corp.,
  Class A                        398,300      17,861
----------------------------------------------------
GROUP TOTAL                                  118,035
----------------------------------------------------
TOTAL COMMON STOCKS (Cost $858,400)          985,425
----------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MID CAP GROWTH
PORTFOLIO

                                 FACE
                                AMOUNT      VALUE
(CONT'D)                         (000)      (000)!
----------------------------------------------------
CASH EQUIVALENT (12.9%)
----------------------------------------------------
REPURCHASE AGREEMENT (12.9%)
Chase Securities, Inc. 5.20%,
  dated 9/30/99, due 10/1/99,
  to be repurchased at
  $135,604, collateralized by
  various U.S. Government
  Obligations, due
  10/1/99-8/15/01, valued at
  $135,734 (Cost $135,584)     $ 135,584  $  135,584
----------------------------------------------------
TOTAL INVESTMENTS (106.9%) (Cost $993,984) 1,121,009
----------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.9%)
Cash                                           1,305
Dividends Receivable                             150
Interest Receivable                               20
Receivable for Investments Sold               14,415
Receivable for Fund Shares Sold               13,720
Other Assets                                      31
Payable for Investments Purchased            (98,883)
Payable for Fund Shares Redeemed              (1,423)
Payable for Investment Advisory Fees          (1,145)
Payable for Administrative Fees                  (61)
Payable for Distribution Fees-Adviser
  Class                                          (51)
Payable for Trustees' Deferred
  Compensation Plan-Note F                       (31)
Other Liabilities                                (85)
                                          ----------
                                             (72,038)
----------------------------------------------------
NET ASSETS (100%)                         $1,048,971
----------------------------------------------------

                                               VALUE
                                              (000)!
----------------------------------------------------
----------------------------------------------------
INSTITUTIONAL CLASS
----------------------------------------------------
NET ASSETS
Applicable to 30,484,235 outstanding
  shares of beneficial interest
  (unlimited authorization, no par
  value)                                  $  785,659
----------------------------------------------------
NET ASSET VALUE PER SHARE                 $    25.77
----------------------------------------------------
ADVISER CLASS
----------------------------------------------------
NET ASSETS
Applicable to 10,287,803 outstanding
  shares of beneficial interest
  (unlimited authorization, no par
  value)                                  $  263,312
----------------------------------------------------
NET ASSET VALUE PER SHARE                 $    25.59
----------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                           $  729,758
Undistributed Net Investment Income
  (Loss)                                           2
Undistributed Realized Net Gain (Loss)       192,186
Unrealized Appreciation (Depreciation)
  on Investment Securities                   127,025
----------------------------------------------------
NET ASSETS                                $1,048,971
----------------------------------------------------

!    See Note A1 to Financial Statements.
*    Non-income producing security

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                              PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

MID CAP VALUE PORTFOLIO

The Mid Cap Value Portfolio applies Miller Anderson & Sherrerd's value investment philosophy to the medium-sized equity universe, combining fundamental research with a disciplined, quantitative investment process. MAS generally keeps sector weights within five percentage points of those of the S&P MidCap 400 Index, with strategic over- and under-weightings assigned to different sectors based on their relative investment attractiveness. Decisions about portfolio composition and structure are made by a team of MAS equity professionals who specialize in the small- and mid-cap market segments.

MAS's investment process is driven chiefly by bottom-up considerations, although broad macroeconomic trends that influence the outlook for certain industries are taken into account during the decision-making process. As a value-oriented fund, the Portfolio emphasizes stocks with below-average valuations. However, unlike many value strategies, MAS's methodology also includes additional quality and growth factors such as the expected future growth in earnings and dividends, the recent pattern of earnings estimate revisions, and subjective judgments regarding the quality of a company's business franchise. As a result, the Portfolio will generally look similar to the S&P MidCap 400 Index in the quality and growth characteristics of its holdings, while the overall valuation of the Portfolio will generally be lower.

Mid-cap stocks, as represented by the S&P MidCap 400 Index, appreciated over 20% during the twelve months ended September 30, 1999. This performance was reflective of improving global economic conditions abroad and a better earnings outlook for small- and mid-sized companies. The valuation gap between growth and value stocks continued to approach record levels. MAS believes that an eventual narrowing of this gap is possible, as an improving global economic environment has had a positive impact on the earnings prospects for many small- and mid-sized companies.

For the fiscal year, the Portfolio outperformed the S&P MidCap 400 Index by 395 basis points. Both stock selection and sector allocation decisions had a positive impact on performance. Stock selection was strongest within the technology, consumer services, telephone services, and energy sectors. Valassis Communications, a top ten holding during the past fiscal year, was a strong performer during the period, contributing nearly 100 basis points to the Portfolio's outperformance. Although the Portfolio had less-than-index exposure to technology during the year, stock selection within that sector also had a positive effect on performance. During recent months, the investment team increased the Portfolio's exposure to telephone services, and at fiscal year-end, the Portfolio held an overweight position in that sector relative to the S&P MidCap 400 Index. McLeod, Voicestream Wireless, and Western Wireless were the top contributing stocks within the telephone services sector.

During the second half of the fiscal year, the Portfolio's greater-than-index exposure to the energy sector, predominantly oil service companies, had a favorable impact on performance. Top performing stocks within the energy sector included Nabors Industries and Baker Hughes. Additionally, less-than-index exposure to utilities, heavy industry, and basic resources enhanced Portfolio performance. Finally, the decision to underweight technology stocks during the period detracted from results, as did stock selection within health care.

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

[MAS Funds Mid Cap Value Line Chart]

                                                                                       MAS MID CAP VALUE        S&P MIDCAP 400
                                                                                       -----------------        --------------
*                                                                                           1000.00                1000.00
                                                                                            1107.00                1082.00
                                                                                            1217.00                1176.00
95                                                                                          1345.00                1291.00
                                                                                            1327.00                1309.00
                                                                                            1446.00                1390.00
                                                                                            1545.00                1430.00
96                                                                                          1645.00                1472.00
                                                                                            1868.00                1561.00
                                                                                            1873.00                1538.00
                                                                                            2202.00                1764.00
97                                                                                          2655.00                2047.00
                                                                                            2608.00                2064.00
                                                                                            2923.00                2291.00
                                                                                            2867.00                2242.00
98                                                                                          2471.00                1918.00
                                                                                            3026.00                2459.00
                                                                                            2914.00                2302.00
                                                                                            3431.00                2628.00
99                                                                                          3199.00                2407.00

                  AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/99*

                                             MAS MID CAP VALUE
                              ------------------------------------------------       S&P MIDCAP
                              INSTITUTIONAL -      INVESTMENT =     ADVISER +       400 INDEX
      ------------------------------------------------------------------------------------------
      One Year                    29.44%              29.30%          29.12%           25.49%
      Since Inception             27.73%              27.58%          27.67%           20.31%

   Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.
   Small-capitalization stock prices have experienced a greater degree of market volatility than those of large-capitalization companies.

   The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

   - Represents an investment in the Institutional Class.

   = Represents an investment in the Investment Class which commenced operations 5/10/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

   + Represents an investment in the Adviser Class which commenced operations 07/17/98. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class. It is expected that, over time, returns for the Adviser Class will be lower than for the other classes due to the higher expenses charged.

   Total returns for the Institutional and Investment Classes of the Portfolio reflect expenses reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

   * The Mid Cap Value Portfolio commenced operations on 12/30/94. Total returns are compared to the S&P MidCap 400 Index, an unmanaged market index.

   As of 9/30/99, the Portfolio's holdings in Valassis Communications, McLeod, Voicestream Wireless, Western Wireless, Nabors Industries, and Baker Hughes were 2.1%, 1.1%, 0.0%, 0.6%, 1.6%, and 0.1%, respectively.

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MID CAP VALUE
PORTFOLIO

STATEMENT OF NET ASSETS
COMMON STOCKS (88.4%)

-----------------------------------------------------
                                              VALUE
       SEPTEMBER 30, 1999          SHARES     (000)!
-----------------------------------------------------
BANKS (6.0%)
Charter One Financial, Inc.         179,760  $  4,157
Comerica, Inc.                      139,900     7,082
Dime Bancorp, Inc.                  150,800     2,639
First Security Corp.                156,300     3,717
GreenPoint Financial Corp.           42,200     1,121
KeyCorp.                             93,600     2,416
Marshall & Ilsley Corp.              53,400     3,047
Mellon Bank Corp.                   316,000    10,665
Mercantile Bankshares Corp.         117,489     3,635
Old Kent Financial Corp.             78,750     2,924
Pacific Century Financial Corp.       9,400       192
SouthTrust Corp.                    100,900     3,620
UnionBanCal Corp.                    53,000     1,921
-----------------------------------------------------
GROUP TOTAL                                    47,136
-----------------------------------------------------
BASIC RESOURCES (4.2%)
AK Steel Holding Corp.               79,300     1,447
* American National Can Group,
  Inc.                              331,000     5,234
Barrick Gold Corp.                   73,200     1,592
CK Witco Corp.                      258,684     3,767
* Cytec Industries, Inc.             34,300       823
Engelhard Corp.                     103,100     1,875
* Gaylord Container Corp., Class
  A                                 581,500     4,143
Georgia-Pacific Corp. (Timber
  Group)                             64,900     1,485
Lubrizol Corp.                       81,200     2,086
M.A. Hanna Co.                      156,800     1,784
RPM, Inc.                           149,600     1,823
USX-U.S. Steel Group, Inc.          140,600     3,621
* W.R. Grace & Co.                  185,900     2,986
-----------------------------------------------------
GROUP TOTAL                                    32,666
-----------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (0.1%)
* Suiza Foods Corp.                  20,700       776
-----------------------------------------------------

                                              VALUE
                                   SHARES     (000)!
-----------------------------------------------------
-----------------------------------------------------
CONSUMER DURABLES (4.2%)
Arvin Industries, Inc.               48,800  $  1,510
Johnson Controls, Inc.               29,400     1,950
Meritor Automotive, Inc.             41,900       875
Southdown, Inc.                     117,000     6,259
* SPX Corp.                         113,900    10,336
* Tower Automotive, Inc.            627,200    12,426
-----------------------------------------------------
GROUP TOTAL                                    33,356
-----------------------------------------------------
CONSUMER SERVICES (8.6%)
* ACNielsen Corp.                   219,100     4,971
* Bally Total Fitness Holding
  Corp.                             537,800    16,437
* Jones Intercable, Inc., Class
  A                                 112,600     6,087
Royal Caribbean Cruises Ltd.        301,300    13,559
Service Corp. International          78,400       828
* Snyder Communications, Inc.       420,100     6,380
* Valassis Communications, Inc.     373,450    16,408
Washington Post Co., Class B          6,300     3,217
-----------------------------------------------------
GROUP TOTAL                                    67,887
-----------------------------------------------------
CREDIT & FINANCE/ INVESTMENT COMPANIES (2.6%)
Bear Stearns Co., Inc.              107,650     4,138
Edwards (A.G.), Inc.                 28,600       754
FINOVA Group, Inc.                   65,200     2,380
Heller Financial, Inc.              376,600     8,473
* Knight/Trimark Group, Inc.,
  Class A                           162,900     4,826
-----------------------------------------------------
GROUP TOTAL                                    20,571
-----------------------------------------------------
ENERGY (9.0%)
Baker Hughes, Inc.                   34,100       989
* BJ Services Co.                   178,300     5,672
Burlington Resources, Inc.           38,800     1,426
* Cooper Cameron Corp.              219,800     8,297
ENSCO International, Inc.            43,200       780
* Global Industries Ltd.            221,600     1,801
* Global Marine, Inc.               673,400    11,069
Halliburton Co.                      92,000     3,772
* Nabors Industries, Inc.           511,300    12,782
* Ocean Energy, Inc.                743,360     7,573

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MID CAP VALUE
PORTFOLIO

                                              VALUE
(CONT'D)                           SHARES     (000)!
-----------------------------------------------------
* Precision Drilling Corp.           89,400  $  2,073
* Smith International, Inc.         119,100     4,824
Tosco Corp.                         232,200     5,863
Ultramar Diamond Shamrock Corp.      48,400     1,234
* Weatherford International,
  Inc.                               76,300     2,442
-----------------------------------------------------
GROUP TOTAL                                    70,597
-----------------------------------------------------
FOOD, TOBACCO & OTHER (2.5%)
Dean Foods Co.                       29,200     1,272
Earthgrains Co.                     202,200     4,474
* Fresh Del Monte Produce, Inc.     427,100     4,778
IBP, Inc.                           152,400     3,762
Quaker Oats Co.                      58,800     3,638
Tyson Foods, Inc., Class A          101,200     1,664
-----------------------------------------------------
GROUP TOTAL                                    19,588
-----------------------------------------------------
HEALTH CARE (8.2%)
Alpharma, Inc., Class A             153,900     5,435
* AmeriSource Health Corp.,
  Class A                           148,000     3,506
* Caremark Rx, Inc.                 337,400     1,898
* Centocor, Inc.                     88,800     5,200
* Gilead Sciences, Inc.              71,700     4,602
* Health Management Associates,
  Inc., Class A                      67,000       494
* Henry Schein, Inc.                432,600     6,165
ICN Pharmaceuticals, Inc.           400,700     6,887
* Lincare Holdings, Inc.            515,100    13,731
McKesson HBOC, Inc.                  99,200     2,877
* STERIS Corp.                       71,600       984
* Sybron International Corp.        132,200     3,553
Teva Pharmaceutical Industries
  Ltd. ADR                           77,600     3,904
* Ventiv Health, Inc.                32,233       318
* Watson Pharmaceuticals, Inc.      167,800     5,128
-----------------------------------------------------
GROUP TOTAL                                    64,682
-----------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (9.5%)
Airborne Freight Corp.               25,800       543
* Atlas Air, Inc.                   154,700     3,384
Canadian National Railway Co.       138,200     4,189

                                              VALUE
                                   SHARES     (000)!
-----------------------------------------------------
COMSAT Corp.                         17,594  $    521
Cummins Engine Co., Inc.             51,400     2,560
* Fiserv, Inc.                      277,100     9,006
Flowserve Corp.                      12,600       210
General Dynamics Corp.               83,800     5,232
Martin Marietta Materials, Inc.     282,100    11,266
* Navistar International Corp.      115,300     5,362
New Holland NV                      620,100     9,922
* Newpark Resources, Inc.            68,200       529
* Republic Services, Inc., Class
  A                                 307,900     3,348
Southwest Airlines Co.               97,425     1,480
Stewart & Stevenson Services,
  Inc.                              185,100     2,429
Tecumseh Products Co., Class A       61,200     3,068
Teekay Shipping Corp.                71,600     1,119
* United Rentals, Inc.              190,300     4,139
York International Corp.            179,900     6,465
-----------------------------------------------------
GROUP TOTAL                                    74,772
-----------------------------------------------------
INSURANCE (2.1%)
Allmerica Financial Corp.            40,400     1,924
Ambac Financial Group, Inc.          65,100     3,084
Aon Corp.                           120,300     3,556
HSB Group, Inc.                      54,100     1,904
ReliaStar Financial Corp.           130,000     4,322
Travelers Property Casualty
  Corp., Class A                     52,600     1,552
-----------------------------------------------------
GROUP TOTAL                                    16,342
-----------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (0.2%)
Crescent Real Estate Equities
  Co.                                87,200     1,570
-----------------------------------------------------
RETAIL (6.5%)
* Ames Department Stores, Inc.       77,200     2,461
* Ann Taylor Stores, Inc.            92,000     3,760
* barnesandnoble.com, Inc.           86,300     1,667
* Barnes & Noble, Inc.               29,100       757
* Best Buy Co., Inc.                 33,400     2,073
* BJ's Wholesale Club, Inc.         149,600     4,422
* Brinker International, Inc.       121,900     3,306
Dollar General Corp.                111,125     3,431
Family Dollar Stores, Inc.          111,600     2,358

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                              VALUE
                                   SHARES     (000)!
-----------------------------------------------------
* Jones Apparel Group, Inc.          59,900  $  1,722
* Kroger Co.                        217,000     4,788
* ShopKo Stores, Inc.                77,600     2,250
* Sunglass Hut International,
  Inc.                            1,291,900    13,646
TJX Cos., Inc.                      174,100     4,886
-----------------------------------------------------
GROUP TOTAL                                    51,527
-----------------------------------------------------
TECHNOLOGY (17.0%)
* ADC Telecommunications, Inc.       64,800     2,718
* Altera Corp.                      330,000    14,314
* Analog Devices, Inc.               90,400     4,633
* Atmel Corp.                       222,000     7,506
* Burr-Brown Corp.                   48,200     1,904
* Complete Business Solutions,
  Inc.                              251,500     3,442
* Creo Products, Inc.               127,600     3,134
ECI Telecom Ltd.                    250,200     6,177
* Electroglas, Inc.                  88,300     2,064
* Electronics for Imaging, Inc.      52,200     2,683
First Data Corp.                     96,400     4,230
* Flextronics International Ltd.     14,500       844
Galileo International, Inc.         213,600     8,597
* GoTo.com, Inc.                     17,300       902
* Informix Corp.                    184,700     1,466
* LTX Corp.                         523,600     7,167
* National Semiconductor Corp.      244,100     7,445
* Network Associates, Inc.          416,600     7,967
* NetZero, Inc.                     162,000     4,212
* NOVA Corp.                         21,000       525
* Pinnacle Systems, Inc.            295,300    12,513
* PRI Automation, Inc.               82,300     2,973
* PSINet, Inc.                      152,900     5,500
* Quantum Corp.-DLT & Storage
  Systems                           279,100     3,925
* Rational Software Corp.           225,400     6,600
* Saville Systems Ireland plc
  ADR                               170,300     2,501
* Sterling Software, Inc.           121,900     2,438
* SunGard Data Systems, Inc.        202,600     5,331
-----------------------------------------------------
GROUP TOTAL                                   133,711
-----------------------------------------------------

                                              VALUE
                                   SHARES     (000)!
-----------------------------------------------------
UTILITIES (7.7%)
Allegheny Energy, Inc.               87,700  $  2,790
Black Hills Corp.                    45,450     1,060
CMS Energy Corp.                     32,600     1,106
Columbia Energy Group                98,700     5,466
Florida Progress Corp.               71,600     3,311
Illinova Corp.                       69,900     1,962
IPALCO Enterprises, Inc.             66,800     1,298
* McLeodUSA, Inc., Class A          201,200     8,564
* MidAmerican Energy Holdings
  Co.                               168,300     4,965
New Century Energies, Inc.           76,800     2,568
PECO Energy Co.                      69,000     2,588
Pinnacle West Capital Corp.          60,300     2,193
Potomac Electric Power Co.          217,600     5,535
PP&L Resources, Inc.                113,400     3,069
Public Service Enterprise Group,
  Inc.                               79,000     3,051
Texas Utilities Co.                 128,100     4,780
* Western Wireless Corp., Class
  A                                 103,300     4,632
* WinStar Communications, Inc.       31,800     1,242
-----------------------------------------------------
GROUP TOTAL                                    60,180
-----------------------------------------------------
TOTAL COMMON STOCKS (Cost $712,292)           695,361
-----------------------------------------------------
CASH EQUIVALENT (10.0%)
-----------------------------------------------------
                                       FACE
                                     AMOUNT
                                      (000)
                                  ---------
REPURCHASE AGREEMENT (10.0%)
Chase Securities, Inc., 5.20%,
  dated 9/30/99, due 10/1/99, to
  be repurchased at $78,650,
  collateralized by various U.S.
  Government Obligations, due
  10/1/99-8/15/01, valued at
  $78,726 (Cost $78,639)            $78,639    78,639
-----------------------------------------------------
TOTAL INVESTMENTS 98.4% (Cost $790,931)       774,000
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MID CAP VALUE
PORTFOLIO

                                              VALUE
(CONT'D)                                      (000)!
-----------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.6%)
Cash                                         $    975
Dividends Receivable                              297
Interest Receivable                                11
Receivable for Investments Sold                18,123
Receivable for Fund Shares Sold                13,269
Other Assets                                       16
Payable for Investments Purchased             (17,480)
Payable for Fund Shares Redeemed                 (716)
Payable for Investment Advisory Fees           (1,497)
Payable for Administrative Fees                   (51)
Payable for Shareholder Servicing
  Fees-Investment Class                            (3)
Payable for Distribution Fees-Adviser Class        (8)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                     (16)
Other Liabilities                                 (72)
                                             --------
                                               12,848
-----------------------------------------------------
NET ASSETS (100%)                            $786,848
-----------------------------------------------------
INSTITUTIONAL CLASS
-----------------------------------------------------
NET ASSETS
Applicable to 32,959,634 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)               $721,015
-----------------------------------------------------
NET ASSET VALUE PER SHARE                    $  21.88
-----------------------------------------------------

                                              VALUE
                                              (000)!
-----------------------------------------------------
INVESTMENT CLASS
-----------------------------------------------------
NET ASSETS
Applicable to 1,155,935 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)               $ 25,197
-----------------------------------------------------
NET ASSET VALUE PER SHARE                    $  21.80
-----------------------------------------------------
ADVISER CLASS
-----------------------------------------------------
NET ASSETS
Applicable to 1,858,576 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)               $ 40,636
-----------------------------------------------------
NET ASSET VALUE PER SHARE                    $  21.86
-----------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                              $700,069
Undistributed Net Investment Income (Loss)      3,056
Undistributed Realized Net Gain (Loss)        100,654
Unrealized Appreciation (Depreciation) on
  Investment Securities                       (16,931)
-----------------------------------------------------
NET ASSETS                                   $786,848
-----------------------------------------------------

!    See Note A1 to Financial Statements.
*    Non-income producing security
ADR  American Depositary Receipt

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                              PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

FIXED INCOME PORTFOLIO

The Fixed Income Portfolio is the core offering of the MAS Funds fixed-income portfolios. Securities in this Portfolio include U.S. government bonds, corporate bonds, mortgages, non-dollar bonds, and other fixed-income securities. The Portfolio is actively managed by Miller Anderson & Sherrerd's fixed-income team, which makes strategic decisions about portfolio structure and composition.

MAS has three major objectives for fixed-income investing. The first is to provide investors with a positive real return--a total return including income and capital gains that is greater than the rate of inflation. The second is to help diversify equity-oriented strategies in other areas of clients' investment programs. The third is to provide a hedge against a prolonged, severe economic contraction. In order to provide this hedge, the Portfolio maintains high average credit quality and includes a significant portion of noncallable and longer-maturity securities. This positions the Portfolio to perform well when other market sectors experience poor returns.

There are five key decisions that the fixed-income team makes in building the Portfolio. The first decision relates to the amount of interest-rate risk in the Portfolio. Bond values generally increase when interest rates fall and decrease when interest rates rise. Consequently, there are times when it is better to bear more interest-rate risk than others. MAS bases the interest-rate risk decision on the level of real interest rates and the steepness of the yield curve, tempered by a strategic view about economic growth and the prospects for inflation. When real rates are high and longer-maturity bonds have significantly higher yields than short-term bonds, historically MAS has found it to be an attractive time to have an above-benchmark level of interest-rate sensitivity.

The second decision involves determining which maturities offer the best value relative to their risk. Third, the team considers which fixed-income markets around the world offer the best value, on an opportunistic basis; relative real interest rates, the steepness of U.S. and foreign yield curves, and judgments about currency values drive this decision. The fourth decision relates to how much credit risk the Portfolio should bear. MAS's research shows that a diversified approach toward owning corporate bonds enhances overall portfolio returns. The Portfolio includes a limited number of opportunistically-selected bonds that are rated below investment grade.

Finally, MAS actively manages the amount of prepayment risk, or call risk, within the Portfolio. Most mortgages and some corporate bonds contain an option to prepay the principal amount prior to maturity. As a result, these bonds have higher yields, and MAS's fixed-income team calculates whether this additional yield is sufficient to compensate for the embedded option risk.

The Portfolio's long-term record reflects successful judgments about these key decisions. Despite a difficult market environment during the past fiscal year, the Portfolio outperformed its benchmark by 60 basis points. Yields on U.S. Treasuries increased during this period due to improving global economic conditions and renewed inflation fears. While high levels of real interest rates justified the Portfolio's above-benchmark interest-rate risk strategy during the 1999 calendar year, this decision had an unfavorable effect on relative performance due to the aforementioned rise in interest rates. Higher rates also had an adverse impact on other fixed-income sectors, yet most corporate and mortgage-backed securities outperformed Treasuries during the period. The decision to overweight these non-Treasury sectors, especially yankee issues, and an opportunistic allocation to below investment-grade securities, had a very favorable impact on the Portfolio's relative returns. A modest yield-curve strategy, designed to benefit from a narrowing of the yield spread between short- and long-maturities, had a favorable effect on returns, and was eventually removed. A position in inflation-indexed Treasuries (TIPS) also had a favorable impact on relative performance, as these securities outperformed nominal Treasuries. The allocation to non-dollar bonds was zero for the entire fiscal year, as it remained difficult to identify superior opportunities among high-quality non-dollar securities.

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

[MAS Funds Fixed Income Performance Graph]

                                                                   MAS FUNDS FIXED INCOME                 SALOMON BROAD
                                                                   ----------------------                 -------------
89                                                                        1000.00                            1000.00
                                                                          1032.00                            1037.00
                                                                          1011.00                            1029.00
                                                                          1053.00                            1066.00
90                                                                        1038.00                            1076.00
                                                                          1106.00                            1131.00
                                                                          1149.00                            1161.00
                                                                          1169.00                            1182.00
91                                                                        1257.00                            1249.00
                                                                          1343.00                            1312.00
                                                                          1315.00                            1297.00
                                                                          1380.00                            1349.00
92                                                                        1437.00                            1407.00
                                                                          1457.00                            1411.00
                                                                          1525.00                            1470.00
                                                                          1581.00                            1511.00
93                                                                        1642.00                            1551.00
                                                                          1660.00                            1551.00
                                                                          1608.00                            1508.00
                                                                          1565.00                            1493.00
94                                                                        1570.00                            1501.00
                                                                          1568.00                            1507.00
                                                                          1645.00                            1583.00
                                                                          1738.00                            1680.00
95                                                                        1792.00                            1712.00
                                                                          1867.00                            1786.00
                                                                          1862.00                            1755.00
                                                                          1885.00                            1764.00
96                                                                        1929.00                            1797.00
                                                                          2004.00                            1851.00
                                                                          2002.00                            1841.00
                                                                          2082.00                            1908.00
97                                                                        2150.00                            1971.00
                                                                          2197.00                            2029.00
                                                                          2234.00                            2062.00
                                                                          2271.00                            2110.00
98                                                                        2320.00                            2197.00
                                                                          2348.00                            2206.00
                                                                          2355.00                            2196.00
                                                                          2317.00                            2176.00
99                                                                        2328.00                            2191.00

                  AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/99*

                                               MAS FIXED INCOME
                               ------------------------------------------------        SALOMON
                               INSTITUTIONAL -      INVESTMENT =      ADVISER +      BROAD INDEX
      ------------------------------------------------------------------------------------------
      One Year                      0.33%              0.24%            0.07%          (0.27)%
      Five Years                    8.20%              8.11%            8.04%           7.86%
      Ten Years                     8.82%              8.77%            8.73%           8.16%

   Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

   The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

   - Represents an investment in the Institutional Class.

   = Represents an investment in the Investment Class which commenced operations 10/15/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

   + Represents an investment in the Adviser Class which commenced operations 11/7/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class.

   Total returns for the Investment and Adviser Classes of the Portfolio reflect expenses reimbursed by the Adviser for certain periods. Without such reimbursements, total returns would have been lower.

   * Total returns are compared to the Salomon Broad Investment Grade Index, an unmanaged market index.

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (130.5%)

--------------------------------------------------------
                       !!RATINGS       FACE
                       (STANDARD     AMOUNT        VALUE
SEPTEMBER 30, 1999     & POOR'S)      (000)       (000)!
--------------------------------------------------------
AGENCY FIXED RATE MORTGAGES (68.4%)
Federal Home Loan
  Mortgage Corporation,
  Conventional Pools:
   9.50%,
     10/1/16-10/1/17        Agy    $  1,299  $     1,391
   10.00%,
     2/1/10-3/1/21          Agy      18,068       19,521
   10.50%,
     8/1/19-4/1/26          Agy       3,200        3,510
   11.00%,
     5/1/11-9/1/20          Agy       3,136        3,499
   11.25%,
     10/1/11-12/1/15        Agy       1,155        1,288
   11.50%,
     1/1/11-12/1/15         Agy         138          155
   11.75%, 4/1/19           Agy          56           63
   12.00%,
     10/1/09-2/1/15         Agy         241          270
   12.50%, 8/1/13           Agy          18           20
   13.00%, 6/1/19           Agy          31           35
   14.00%, 8/1/14           Agy          10           11
   14.75%, 3/1/10           Agy          19           21
  Gold Pools:
   9.00%, 7/1/17            Agy       6,652        7,056
   9.50%,
     1/1/21-12/1/22         Agy       7,538        8,102
   10.00%,
     6/1/17-10/1/20         Agy       2,618        2,844
  October TBA
   6.00%, 10/1/29           Agy     738,025      688,821
Federal National
  Mortgage Association,
  Conventional Pools:
   6.00%, 4/1/29            Agy     340,278      317,792
   9.00%,
     12/1/08-1/1/22         Agy      19,282       20,397
   9.50%,
     11/1/13-12/1/26        Agy      15,097       16,211
   10.00%,
     10/1/07-1/1/27         Agy      11,039       11,970
   10.50%,
     6/1/10-7/1/25          Agy       6,807        7,472
   10.75%, 2/1/11           Agy          36           40
   11.00%,
     1/1/16-11/1/20         Agy       2,670        2,984
   11.50%,
     7/15/12-2/1/20         Agy       3,151        3,557
   12.00%,
     8/1/13-4/1/15          Agy          91          104
   12.50%, 5/1/12           Agy         653          747

                       !!RATINGS       FACE
                       (STANDARD     AMOUNT        VALUE
                       & POOR'S)      (000)       (000)!
--------------------------------------------------------
--------------------------------------------------------
  October TBA
   6.00%, 10/1/29           Agy    $808,975  $   754,409
  November TBA
   6.00%, 11/1/29           Agy     207,375      193,193
   6.50%, 11/1/29           Agy     130,000      124,509
Government National
  Mortgage Association:
  Adjustable Rate Mortgages:
   6.125%,
    10/20/27-12/20/27       Tsy      60,802       61,105
   6.375%,
     2/20/25-6/20/25        Tsy      60,549       61,031
   6.50%, 1/20/28           Tsy       6,924        6,959
   6.625%,
     7/20/27-9/20/27        Tsy      22,090       22,281
   6.875%,
     1/20/25-6/20/25        Tsy      26,804       27,023
   7.00%,
     2/20/25-11/20/25       Tsy      13,529       13,650
   7.125%, 7/20/25          Tsy      10,554       10,654
  Various Pools:
   9.00%,
    12/15/21-11/15/24       Tsy      26,496       28,072
   9.50%,
     12/15/17-9/15/22       Tsy      18,097       19,456
   10.00%,
    11/15/09-10/15/28       Tsy     144,186      156,709
   10.50%,
     8/15/10-5/15/26        Tsy      12,788       14,071
   11.00%,
     12/15/09-4/15/28       Tsy      32,075       35,909
   11.50%,
     4/15/13-9/20/19        Tsy         779          869
   12.00%,
     4/15/12-11/15/19       Tsy      14,449       16,483
  October TBA
   7.00%, 10/15/29          Tsy     435,250      427,154
--------------------------------------------------------
GROUP TOTAL                                    3,091,418
--------------------------------------------------------
ASSET BACKED CORPORATES (21.4%)
Advanta Mortgage Loan Trust,
  Series:
  97-3 A2
   6.61%, 4/25/12           AAA       1,225        1,221
  97-4 A2
   6.53%, 9/25/12           AAA       6,546        6,523
(+) Aegis Auto
  Receivables Trust,
  Series 95-1 A
   8.60%, 3/20/02           N/R          26           26

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO

                       !!RATINGS       FACE
                       (STANDARD     AMOUNT        VALUE
(CONT'D)               & POOR'S)      (000)       (000)!
--------------------------------------------------------
Arcadia Automobile
  Receivables Trust,
  Series:
  97-C A4
   6.375%, 1/15/03          AAA    $ 15,510  $    15,501
  97-D A3
   6.20%, 5/15/03           AAA       9,331        9,317
  98-A A3
   5.90%, 11/15/02          AAA      15,070       15,027
Banc One Home Equity
  Trust,
  Series 99-1 A1
   6.06%, 1/25/12           AAA      16,995       16,865
BankBoston Home
  Equity Loan Trust,
  Series 98-2 A1
   6.28%, 11/25/10          AAA      12,643       12,593
BMW Vehicle Owner
  Trust, Series 99-A
  A2
   6.16%, 12/25/01          AAA      22,850       22,840
Centex Home Equity,
  Series 99-2 A1
   5.91%, 4/25/19           AAA      32,316       32,049
Chevy Chase Auto
  Receivables Trust,
  Series 97-4 A
   6.25%, 6/15/04           AAA       2,817        2,814
CIT RV Trust, Series
  99-A A1
   5.33%, 12/15/05          AAA      30,241       30,099
## Citibank Credit
  Card Master Trust
  I,
  Series 98-7 A
   5.279%, 5/15/02          AAA      35,805       35,782
COMED Transitional
  Funding Trust,
  Series 98-1 A1
   5.38%, 3/25/02           AAA      13,031       12,993
(+)++ Commercial Financial
  Services, Inc.,
  Series 97-5 A1
   7.72%, 6/15/05           N/R       8,100        2,025

                       !!RATINGS       FACE
                       (STANDARD     AMOUNT        VALUE
                       & POOR'S)      (000)       (000)!
--------------------------------------------------------
Contimortgage Home
  Equity Loan Trust,
  Series 99-1 A1
   6.01%, 12/25/13          AAA    $ 19,944  $    19,784
Daimler Benz Auto
  Grantor Trust,
  Series 97-A A
   6.05%, 3/31/05           AAA       4,659        4,652
Daimler Benz Vehicle Trust,
  Series 98-A A2
   5.23%, 12/20/01          AAA      21,000       20,935
Delta Funding Home
  Equity Loan Trust,
  Series 98-4 A1F
   6.16%, 2/15/16           AAA      10,203       10,166
EQCC Home Equity
  Loan Trust,
  Series:
  98-2 A1F
   6.235%, 4/15/08          AAA       8,914        8,890
  99-2 A1F
   6.05%, 1/25/10           AAA      21,577       21,445
  99-3 A1F
   6.548%, 4/25/10          AAA      37,765       37,648
Federal Home Loan Mortgage Corp.
  Pass Through Notes, Series
  T-15 A1
   5.83%, 12/25/13          Agy      15,492       15,407
(+) First Mortgage
  Acceptance Corp.
  Loan Receivables
  Trust,
  Series 96-B A1
   7.629%, 11/1/18          A         8,023        7,221
First Security Auto
  Grantor Trust,
  Series 97-B A
   6.10%, 4/15/03           AAA       8,320        8,311

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                       !!RATINGS       FACE
                       (STANDARD     AMOUNT        VALUE
                       & POOR'S)      (000)       (000)!
--------------------------------------------------------
First Security Auto
Owner Trust,
  Series:
  98-1 A2
   5.182%, 6/15/01          AAA    $ 10,714  $    10,699
  99-2 A2
   5.492%, 5/15/02          AAA      14,735       14,679
## First USA Credit
  Card Master Trust,
  Series 97-10 A
   5.471%, 9/17/03          AAA      25,270       25,254
Ford Credit Auto
  Owner Trust,
  Series:
  97-B A3
   6.05%, 4/15/01           AAA      11,117       11,117
  98-A A3
   5.65%, 10/15/01          AAA      26,253       26,193
  99-C A3
   5.77%, 11/15/01          AAA      46,300       46,127
  99-D A3
   6.20%, 4/15/02           AAA      48,000       47,987
(+)++ Global Rated
  Eligible Asset
  Trust, Series 98-A
  A1
   7.45%, 3/15/06           N/R       7,241        1,810
Green Tree Financial Corp.,
  Series 99-4 A2
   5.97%, 5/1/31            AAA      22,240       22,187
Green Tree Home
  Equity Loan Trust,
  Series:
  99-A A1
   5.59%, 2/15/13           AAA      18,800       18,745
  99-C A1
   5.99%, 7/15/30           AAA      36,807       36,731
+ Green Tree Home
  Improvement Loan
  Trust,
  Series 98-E HEA2
   5.83%, 2/15/12           Aaa      14,213       14,183
Green Tree Lease Finance,
  Series 97-1 A3
   6.17%, 9/20/05           AAA         905          904

                       !!RATINGS       FACE
                       (STANDARD     AMOUNT        VALUE
                       & POOR'S)      (000)       (000)!
--------------------------------------------------------
Greenpoint
  Manufactured
  Housing,
  Series 99-1 A1
   5.78%, 12/15/09          AAA    $ 20,062  $    19,844
Honda Auto Lease Trust, Series
  99-A A2
   5.875%, 10/15/01         AAA      28,075       28,026
Honda Auto Receivables
  Grantor Trust,
  Series:
  97-A A
   5.85%, 2/15/03           AAA      16,727       16,677
  97-B A
   5.95%, 5/15/03           AAA       6,829        6,809
IMC Home Equity
  Loan Trust,
  Series:
  98-1 A2
   6.31%, 12/20/12          AAA      17,212       17,153
  98-3 A2
   6.27%, 11/20/13          AAA       2,173        2,173
## IndyMac Home
  Equity Loan, Series
  98-A AF1
   5.47%, 9/25/20           AAA      12,180       12,167
(+) Long Beach
  Acceptance Auto
  Grantor Trust,
  Series 97-2 A
   6.69%, 9/25/04           AAA       5,118        5,101
MMCA Automobile Trust, Series
  97-1 A3
   6.06%, 5/15/01           AAA         270          270
(+) National Car
  Rental Financing
  Ltd.,
  Series 96-1 A4
   7.35%, 10/20/03          N/R      12,275       12,262

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO

                       !!RATINGS       FACE
                       (STANDARD     AMOUNT        VALUE
(CONT'D)               & POOR'S)      (000)       (000)!
--------------------------------------------------------
Nissan Auto Receivables Grantor
Trust,
Series 97-A A
   6.15%, 2/15/03           AAA    $  8,681  $     8,675
Nissan Auto Receivables Owner
  Trust,
  Series 99-A A2
   6.12%, 9/15/03           AAA      35,000       34,914
Oakwood Mortgage
  Investors Inc.,
  Series:
  97-A A2
   6.40%, 5/15/27           AAA         415          414
  + 99-B A1
   5.023%, 5/15/09          Aaa      35,685       35,645
Premier Auto Trust,
  Series 99-3 A2
   5.82%, 2/8/02            AAA       3,450        3,440
Provident Bank Home
  Equity Loan Trust,
  Series 98-4 A1
   6.28%, 11/25/13          AAA      13,732       13,677
(+) Rental Car Finance Corp.,
  Series 97-1 A2
   6.45%, 8/25/05           AA       21,260       20,830
Salomon Brothers
  Mortgage Securities
  VII,
  Series 98-NC7 A1
   6.063%, 1/25/29          AAA      12,200       12,138
(+) Team Fleet Financing Corp.,
  Series:
  96-1 A
   6.65%, 12/15/02          A-        6,500        6,456
  97-1 A
   7.35%, 5/15/03           A-        5,775        5,817
WFS Financial Owner Trust,
  Series:
  97-C A3
   6.10%, 3/20/02           AAA       6,771        6,767
  98-C A2
   5.524%, 8/20/01          AAA      24,743       24,697

                       !!RATINGS       FACE
                       (STANDARD     AMOUNT        VALUE
                       & POOR'S)      (000)       (000)!
--------------------------------------------------------
World Omni Automobile
  Lease
  Securitization
  Corp., Series 97-B
  A2
   6.08%, 11/25/03          AAA    $ 25,805  $    25,798
--------------------------------------------------------
GROUP TOTAL                                      966,500
--------------------------------------------------------
ASSET BACKED MORTGAGES (0.1%)
Cityscape Home Equity Loan
  Trust,
  Series:
  96-3 A IO
   1.00%, 10/25/26          N/R      82,024        1,600
  (+) 96-3 A YMA
   10/25/26                 N/R      82,024           84
Contimortgage Home
  Equity Loan Trust,
  Series:
  96-4 A11 I IO
   1.10%, 1/15/28           AAA      53,603        1,120
  (+) 96-4 A11 I YMA
   1/15/28                  AAA      53,603           69
  96-4 A12 I IO
   1.05%, 1/15/28           AAA      11,123          247
  (+) 96-4 A12 I YMA
   1/15/28                  AAA      11,123           12
  97-1 A10 I IO
   1.10%, 3/15/28           AAA      66,900        1,432
  97-1 A10 I YMA
   3/15/28                  N/R      66,900           84
--------------------------------------------------------
GROUP TOTAL                                        4,648
--------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                       !!RATINGS       FACE
                       (STANDARD     AMOUNT        VALUE
                       & POOR'S)      (000)       (000)!
--------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-AGENCY COLLATERAL
SERIES (2.7%)
Federal Home Loan
  Mortgage Corporation,
  Series:
  1398-I Inv Fl
   11.564%, 10/15/07        Agy    $  2,451  $     2,694
  1415-S Inv Fl IO
   20.063%, 11/15/07        Agy       1,630          563
  1476-S Inv Fl IO
   REMIC PAC
   4.746%, 2/15/08          Agy      17,605        1,616
  1485-S Inv Fl IO
    REMIC
   4.163%, 3/15/08          Agy      14,645          980
  1600-SA Inv Fl IO
    REMIC
   2.563%, 10/15/08         Agy      32,817        1,378
  1950 Inv FI IO
   2.563%, 10/15/22         Agy       4,806          261
  E2 F
   5.988%, 2/15/24          Agy          51           51
Federal National Mortgage
  Association,
  Series:
  90-118 S Inv Fl
    REMIC
   30.36%, 9/25/20          Agy         631          935
  92-186 S Inv Fl IO
   3.75%, 10/25/07          Agy      29,638        2,075
  96-14 PC PO
   12/25/23                 Agy         852          582
  96-68 SC Inv Fl IO
    REMIC
   2.694%, 1/25/24          Agy      11,400          967
  97-30 SI Inv Fl IO
   2.594%, 7/25/22          Agy       3,664          201
  97-57 PV IO
   8.00%, 9/18/27           Agy      22,729        8,078

                       !!RATINGS       FACE
                       (STANDARD     AMOUNT        VALUE
                       & POOR'S)      (000)       (000)!
--------------------------------------------------------
  ## 97-70 FA REMIC,
    (PAC) 11
   5.856%, 7/18/20          Agy    $  6,004  $     6,012
  ## 98-22 FA REMIC
   5.781%, 4/18/22          Agy      19,081       19,007
  99-42 SA Inv Fl IO
   2.818%, 10/25/28         Agy     197,183        9,997
  186 IO
   8.00%, 8/1/27            Agy      31,183        8,541
  191 IO
   8.00%, 1/1/28            Agy      20,589        5,841
  270 2 IO
   8.50%, 9/1/23            Agy      45,507       12,223
  274 2 IO
   8.50%, 10/1/25           Agy       5,646        1,512
  275 2 IO
   8.00%, 11/1/26           Agy      18,943        5,106
  281 2 IO
   9.00%, 11/1/26           Agy       8,161        2,048
  291 2 IO
   8.00%, 11/1/27           Agy      39,535       11,008
  296 2 IO
   8.00%, 4/1/24            Agy      38,666       10,397
  G92-53 S Inv Fl IO
    REMIC
   34.594%, 9/25/22         Agy       1,127          812
  G99-34 SC Inv Fl IO
    REMIC
   3.22%, 9/16/19           Agy      77,348        4,857
First Boston Mortgage
  Securities Corp.,
  Series 87-B2 IO
   8.985%, 4/25/17          AAA          31            7

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO

                       !!RATINGS       FACE
                       (STANDARD     AMOUNT        VALUE
(CONT'D)               & POOR'S)      (000)       (000)!
--------------------------------------------------------
Government National Mortgage
Association,
  Series:
  96-12 S Inv Fl IO
    REMIC
   3.063%, 6/16/26          Tsy    $    969  $        59
  96-13 S Inv Fl IO
    REMIC
   3.713%, 7/16/11          Tsy         445           31
  96-17 S Inv Fl IO
    REMIC
   3.113%, 8/16/26          Tsy       1,541           97
  99-32 Inv Fl IO
    REMIC
   2.75%, 7/16/27           Tsy      90,500        4,498
+ Kidder Peabody Mortgage Assets
  Trust, Series 87 B IO CMO
   9.50%, 4/22/18           Aaa          43          279
--------------------------------------------------------
GROUP TOTAL                                      122,713
--------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
  NON-AGENCY COLLATERAL SERIES (0.4%)
American Housing
  Trust, Series V 1G
   9.125%, 4/25/21          AAA       3,648        3,812
+ Citicorp Mortgage
  Securities, Inc.,
  Series 90-7 A7
   9.50%, 6/25/05           Baa3         38           38
sec.## Kidder Peabody
  Funding Corp.,
  Series 92-4 B2
   8.285%, 5/28/22
   (acquired 8/5/92-
   3/17/99, cost
   $3,566)                  N/R       3,568        3,373
## Morserv, Inc.
  Series 96-2 1A1
   6.189%, 11/25/26         AAA      10,722       10,695

                       !!RATINGS       FACE
                       (STANDARD     AMOUNT        VALUE
                       & POOR'S)      (000)       (000)!
--------------------------------------------------------
Rural Housing Trust,
  Series 87-1 B1
  REMIC
   3.33%, 10/1/28           A-     $    464  $       460
--------------------------------------------------------
GROUP TOTAL                                       18,378
--------------------------------------------------------
COMMERCIAL MORTGAGES (1.8%)
Asset Securitization Corp.,
  Series:
  96-MD6 A1B
   6.88%, 11/13/26          AAA         125          124
  96-MD6 A1C
   7.04%, 11/13/26          AAA       8,005        7,869
  +## 97-D5 PS1 IO
   1.59%, 2/14/41           Aaa      91,562        8,198
(+) Beverly Finance
  Corp., Series 94-1
   8.36%, 7/15/04           AA-         125          129
(+) Carousel Center
  Finance, Inc.,
  Series:
  1 A1
   6.828%, 11/15/07         AA        6,090        6,026
  1 C
   7.527%, 10/15/07         BBB+      4,227        4,209
(+) Creekwood Capital
  Corp.,
  Series 95-1A
   8.47%, 3/16/15           AA        5,196        5,461
(+) Crystal Run
  Property, Inc.,
  Series A
   7.393%, 8/15/11          AA       12,305       12,314
(+) DLJ Mortgage Acceptance
  Corp.,
  Series 97-CF1 S IO
   1.097%, 3/15/17          AAA      72,108        3,184

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                       !!RATINGS       FACE
                       (STANDARD     AMOUNT        VALUE
                       & POOR'S)      (000)       (000)!
--------------------------------------------------------
+## GMAC Commercial Mortgage
Securities, Inc.,
  Series:
  96-C1 X2 IO
   1.85%, 3/15/21           Aaa    $ 31,426  $     2,071
  97-C2 X IO
   1.202%, 4/15/27          Aaa     153,344        9,415
+## GS Mortgage Securities Corp.
  II, Series 97-GL X2 IO
   0.93%, 7/13/30           Aaa      36,089        1,458
Nomura Asset
  Securities Corp.,
  Series:
  94-MD1 A1B
   7.526%, 3/15/18          N/R         186          185
  ## 94-MD1 A2
   7.862%, 3/15/18          N/R          65           66
  94-MD1 A3
   8.026%, 3/15/18          N/R       4,239        4,338
(+) Park Avenue Finance Corp.,
  Series 97-C1 A1
   7.58%, 5/12/07           N/R      11,005       11,030
(+) Prime Property Fund,
  Series 1 A
   6.633%, 7/23/03          AA        4,661        4,585
## Structured Asset
  Securities Corp.,
  Series:
  96-CFL X1 IO
   1.573%, 2/25/28          N/R      35,323        1,827
  96-CFL X1A IO
   1.096%, 2/25/28          N/R      28,060          289
  96-CFL X2 IO
   1.159%, 2/25/28          N/R      11,513          241
--------------------------------------------------------
GROUP TOTAL                                       83,019
--------------------------------------------------------

                       !!RATINGS       FACE
                       (STANDARD     AMOUNT        VALUE
                       & POOR'S)      (000)       (000)!
--------------------------------------------------------
ENERGY (0.2%)
(+) Excel Paralubes
  Funding
   7.43%, 11/1/15           A-     $  6,870  $     6,444
(d)Mobile Energy
  Services
   8.665%, 1/1/17           D         8,204        2,174
--------------------------------------------------------
GROUP TOTAL                                        8,618
--------------------------------------------------------
FINANCE (8.5%)
(+) Anthem Insurance Cos., Inc.,
  Series A
   9.00%, 4/1/27            BBB+     10,520       10,138
Associates Corp. of
  North America
   6.95%, 11/1/18           AA-       3,300        3,111
BankAmerica Capital Corp.
   5.875%, 2/15/09          A+        4,990        4,560
(+) BankAmerica
  Institutional,
  Series A
   8.07%, 12/31/26          A-       18,105       17,522
(+) BT Institutional
  Capital Trust,
  Series A
   8.09%, 12/1/26           A        15,685       14,909
Chase Manhattan Corp.
   6.00%, 2/15/09           A         9,230        8,507
EOP Operating LP
   6.763%, 6/15/07          BBB       4,015        3,759
   6.80%, 1/15/09           BBB       4,390        4,068
   7.25%, 6/15/28           BBB       2,385        2,073
   7.50%, 4/19/29           BBB       8,890        7,959
Equitable Companies, Inc.
   6.50%, 4/1/08            A        10,680       10,159
(+) Equitable Life
  Assurance Society
  of the U.S.,
  Series 1A
   6.95%, 12/1/05           A        17,222       16,883
(+) Farmers Exchange Capital
   7.05%, 7/15/28           A+       11,325        9,870
(+) Farmers Insurance
  Exchange
   8.625%, 5/1/24           A+       15,855       16,441

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO

                       !!RATINGS       FACE
                       (STANDARD     AMOUNT        VALUE
(CONT'D)               & POOR'S)      (000)       (000)!
--------------------------------------------------------
(+) First Chicago NBD Corp.,
Series A
   7.95%, 12/1/26           A-     $ 10,740  $    10,224
First Union
  Institutional
  Capital I
   8.04%, 12/1/26           BBB+     18,345       17,602
First Union National Bank
   6.50%, 12/1/28           A         1,880        1,591
(+) Florida Property
  & Casualty
   7.375%, 7/1/03           A-        8,205        8,207
(+) Florida Windstorm
   6.70%, 8/25/04           A-        4,435        4,334
Golden State Holdings
  Escrow Corp.
   7.125%, 8/1/05           BB+      17,095       15,881
HMH Properties,
  Series A
   7.875%, 8/1/05           BB       16,665       15,332
Household Finance Corp.
   5.875%, 2/1/09           A        15,990       14,436
Lehman Brothers
  Holdings
   8.50%, 8/1/15            A         5,585        5,746
(+) Metropolitan Life
  Insurance Co.
   7.45%, 11/1/23           A+       14,235       13,023
   7.80%, 11/1/25           A+        6,845        6,754
Nationsbank Corp.
   6.80%, 3/15/28           A         6,270        5,622
(+) Nationwide Mutual
  Life Insurance Co.
   7.50%, 2/15/24           A+       19,125       17,404
(+) New England
  Mutual,
  Series DTC
   7.875%, 2/15/24          A+        1,000          995
(+) New York Life Insurance Co.
   7.50%, 12/15/23          AA-       6,105        5,615
PNC Funding Corp.
   6.125%, 2/15/09          BBB+      6,240        5,716
(+) PNC Institutional Capital,
  Series A
   7.95%, 12/15/26          BBB+     16,940       16,005

                       !!RATINGS       FACE
                       (STANDARD     AMOUNT        VALUE
                       & POOR'S)      (000)       (000)!
--------------------------------------------------------
(+) Prime Property
  Funding II
   6.80%, 8/15/02           A      $ 11,420  $    11,239
   7.00%, 8/15/04           A         8,240        7,999
(+) Prudential Insurance Co.
   8.30%, 7/1/25            A        18,575       19,447
Washington Mutual
  Capital I
   8.375%, 6/1/27           BBB-      7,150        7,002
Washington Mutual,
  Inc.
  Series A
   8.206%, 2/1/27           BBB-      9,475        9,111
(+) World Financial
  Properties,
  Series:
  96 WFP-B
   6.91%, 9/1/13            AA-      10,251        9,879
  96 WFP-D
   6.95%, 9/1/13            AA-      25,245       24,235
--------------------------------------------------------
GROUP TOTAL                                      383,358
--------------------------------------------------------
INDUSTRIALS (10.6%)
Albertson's, Inc.
   7.45%, 8/1/29            A        19,020       18,882
Allied Waste
  Industries, Inc.
   7.40%, 9/15/35           A-       16,235       11,937
American Standard
  Cos.
   7.375%, 4/15/05          BB-       4,480        4,242
Columbia/HCA
  Healthcare Corp.
   7.19%, 11/15/15          BB+       9,615        7,752
   7.58%, 9/15/25           BB+      10,125        8,085
   7.69%, 6/15/25           BB+       2,235        1,835
   8.70%, 2/10/10           BB+       1,355        1,294
   9.00%, 12/15/14          BB+       6,215        5,976
Comcast Cable
  Communications
   6.20%, 11/15/08          BBB      14,570       13,379
Conoco, Inc.
   6.95%, 4/15/29           A-       21,765       20,228

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                       !!RATINGS       FACE
                       (STANDARD     AMOUNT        VALUE
                       & POOR'S)      (000)       (000)!
--------------------------------------------------------
Continental Airlines,
Series 97-1 A
   7.461%, 4/1/15           AA+    $  4,430  $     4,361
Cox Communications, Inc.
   6.80%, 8/1/28            BBB+      3,745        3,271
CSC Holdings, Inc.
   7.25%, 7/15/08           BB+       1,215        1,165
   7.875%, 12/15/07         BB+      17,305       17,276
Delphi Automotive
  Systems
   7.125%, 5/1/29           BBB      20,640       18,667
DR Structured Finance,
  Series:
  93-K1 A1
   6.66%, 8/15/10           BB+       9,113        8,326
  93-K1 A2
   7.43%, 8/15/18           BB+         480          423
  94-K1 A1
   7.60%, 8/15/07           BB+       5,600        5,437
  94-K2 A2
   9.35%, 8/15/19           BB+       3,790        3,781
Enron Corp.
   6.95%, 7/15/28           BBB+     13,725       12,110
Federated Department
  Stores, Inc.
   6.90%, 4/1/29            BBB+     18,570       16,516
(+) Florida Windstorm
   7.125%, 2/25/19          AAA      18,345       17,254
Ford Motor Co.
   6.625%, 10/1/28          A        20,060       17,867
Fred Meyer, Inc.
   7.375%, 3/1/05           BBB-     12,275       12,271
   7.45%, 3/1/08            BBB-      3,795        3,764
Host Marriott LP
   8.375%, 2/15/06          BB          700          658
International Game
  Technology
   8.375%, 5/15/09          BB+      11,170       10,691
Kmart Funding Corp.,
  Series F
   8.80%, 7/1/10            BB+       7,540        7,615

                       !!RATINGS       FACE
                       (STANDARD     AMOUNT        VALUE
                       & POOR'S)      (000)       (000)!
--------------------------------------------------------
Lenfest Communications, Inc.
   7.625%, 2/15/08          BB+    $ 13,120  $    13,074
   8.375%, 11/1/05          BB+      14,810       15,373
Lowe's Companies,
  Inc.
   6.50%, 3/15/29           A        23,215       20,130
(+) Monsanto Co.
   6.60%, 12/1/28           A        22,710       19,842
News America Holdings
   7.75%, 2/1/24            BBB-      3,296        3,117
   8.875%, 4/26/23          BBB-        830          882
News America, Inc.
   7.28%, 6/30/28           BBB-     18,925       16,877
(+) Oxymar
   7.50%, 2/15/16           BBB-      5,965        4,512
# Rhone-Poulenc Rorer, Inc.,
  Series 92-A 3
   8.62%, 1/5/21            BBB-      8,140        8,103
(+) Rohm & Haas Co.
   7.85%, 7/15/29           A-       11,680       11,895
Saks, Inc.
   7.375%, 2/15/19          BB+      11,180        9,508
Scotia Pacific Co.
  LLC
   7.71%, 7/20/28           BBB      27,115       18,980
Sun Microsystems,
  Inc.
   7.65%, 8/15/09           BBB+      8,670        8,807
Tenet Healthcare
  Corp.
   7.625%, 6/1/08           BB+      13,560       12,391
Tennessee Gas
  Pipeline
   7.00%, 10/15/28          BBB+     11,785       10,559
Time Warner Cos.,
  Inc.
   6.625%, 5/15/29          BBB      14,655       12,841
   6.95%, 1/15/28           BBB         875          801
   7.57%, 2/1/24            BBB      12,680       12,498
Union Pacific Corp.
   6.625%, 2/1/29           BBB-      2,495        2,141
  Series E
   6.79%, 11/9/07           BBB-      5,200        5,000

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO

                       !!RATINGS       FACE
                       (STANDARD     AMOUNT        VALUE
(CONT'D)               & POOR'S)      (000)       (000)!
--------------------------------------------------------
USA Waste Services
   7.00%, 7/15/28           BBB    $ 15,685  $    12,316
(+) Waste Management, Inc.
   7.375%, 5/15/29          BBB       6,545        5,381
--------------------------------------------------------
GROUP TOTAL                                      480,091
--------------------------------------------------------
NON-AGENCY FIXED RATE MORTGAGES (0.1%)
Bank of America,
  Series A
   8.375%, 5/1/07           AAA           1            1
sec. Household Bank,
  Series 85-1 CMO
   7.94%, 5/1/02
   (acquired 6/22/94,
   cost $123)               N/R         130          130
sec.## Magnolia
  Federal Bank,
  Series 84-2
   9.12%, 10/1/07
   (acquired 5/1/87,
   cost $150)               N/R         153          156
## Resolution Trust
  Corp., Series 92-5C
  CMO
   8.60%, 1/25/26           AA        2,154        2,140
Ryland Acceptance
  Corp. IV,
  Series 79-A
   6.65%, 7/1/11            AA        3,180        3,121
--------------------------------------------------------
GROUP TOTAL                                        5,548
--------------------------------------------------------
TELEPHONES (2.5%)
** AT&T Corp.
   6.50%, 3/15/29           AA-      24,145       21,396
Comcast Cable
  Communications
   8.375%, 5/1/07           BBB       4,275        4,498
GTE Corp.
   6.94%, 4/15/28           A        13,460       12,592

                       !!RATINGS       FACE
                       (STANDARD     AMOUNT        VALUE
                       & POOR'S)      (000)       (000)!
--------------------------------------------------------
Intermedia
  Communications
  Inc.,
  Series B
   8.50%, 1/15/08           B      $  2,625  $     2,277
   8.60%, 6/1/08            B        16,360       14,192
   8.875%, 11/1/07          B         2,355        2,087
MCI WorldCom, Inc.
   6.95%, 8/15/28           A-       29,645       27,727
# Nextel Communications, Inc.
   0.00%, 9/15/07           B-       15,975       11,781
Qwest Communications
  International, Inc.,
   7.50%, 11/1/08           BB+         130          129
  Series B
   # 0.00%, 2/1/08          BB+      23,440       17,639
--------------------------------------------------------
GROUP TOTAL                                      114,318
--------------------------------------------------------
TRANSPORTATION (1.1%)
Continental Airlines,
  Series:
  98-1 A
   6.648%, 9/15/17          AA+      17,210       16,056
  99-1 A
   6.545%, 8/2/20           AA+       4,590        4,226
(+) Jet Equipment
  Trust,
  Series:
  94-A A11
   10.00%, 6/15/12          A           560          636
  95-5A C
   10.69%, 11/1/13          BBB-      8,650        9,948
Union Pacific Corp.
   6.625%, 2/1/08           BBB-     11,920       11,323
   7.125%, 2/1/28           BBB-      6,955        6,369
--------------------------------------------------------
GROUP TOTAL                                       48,558
--------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                       !!RATINGS       FACE
                       (STANDARD     AMOUNT        VALUE
                       & POOR'S)      (000)       (000)!
--------------------------------------------------------
U.S. TREASURY SECURITIES (4.8%)
U.S. Treasury Notes
   3.375%, 1/15/07
   (Inflation
   Indexed)                 Tsy    $ 85,490  $    81,616
   3.625%, 7/15/02
   (Inflation
   Indexed)                 Tsy      12,109       12,018
   ** 3.625%, 1/15/08
   (Inflation
   Indexed)                 Tsy      31,647       30,609
   4.50%, 1/31/01           Tsy      80,870       79,771
   6.25%, 1/31/02           Tsy      11,820       11,960
--------------------------------------------------------
GROUP TOTAL                                      215,974
--------------------------------------------------------
UTILITIES (1.5%)
CMS Energy Corp.
   7.50%, 1/15/09           BB       15,410       14,218
CMS Panhandle
  Holdings Co.
   7.00%, 7/15/29           BBB-      2,305        2,051
(+) Edison Mission
  Energy Funding
  Corp.,
  Series B
   7.33%, 9/15/08           BBB      10,155        9,883
El Paso Energy
   6.75%, 5/15/09           BBB       7,230        6,848
Enron Corp
   6.95%, 7/15/28           BBB+      6,140        5,417
Florida Power & Light Co.
   7.625%, 9/15/06          A+       17,310       17,593
(+) Southern Energy,
  Inc.
   7.90%, 7/15/09           BBB      10,785       10,407
--------------------------------------------------------
GROUP TOTAL                                       66,417
--------------------------------------------------------
YANKEE (6.4%)
Ahold Finance USA, Inc.
   6.875%, 5/1/29           A        16,265       14,673
(+) AST Research,
  Inc.
   7.45%, 10/1/02           BB-      17,145       16,482
(+) Bayer Hypo-
  Vereinsbank
   8.741%, 6/30/31          A        11,300       11,203

                       !!RATINGS       FACE
                       (STANDARD     AMOUNT        VALUE
                       & POOR'S)      (000)       (000)!
--------------------------------------------------------
Empresa Nacional
  Electricidad
   7.325%, 2/1/37           A-     $  6,015  $     5,447
   7.75%, 7/15/08           A-       16,420       15,443
Glencore Nickel Property Ltd.
   9.00%, 12/1/14           BB+      13,705       11,683
Grupo Minero Mexicano
  S.A. de CV,
  Series A
   8.25%, 4/1/08            BB       14,560       12,294
(+) Hutchison Whampoa Financial,
  Series B
   7.45%, 8/1/17            A        21,305       18,362
(+) Hyundai
  Semiconductor
  America
   8.25%, 5/15/04           B         2,755        2,305
   8.625%, 5/15/07          B        10,707        8,339
(+) Israel Electric Corp., Ltd.
   7.75%, 12/15/27          A-       16,010       14,086
(+) Multicanal S.A.
   10.50%, 2/1/07           BB-         245          200
   10.50%, 4/15/18          BB+       9,145        7,058
   13.125%, 4/15/09         BB+       3,970        3,735
National Power Corp.
   8.40%, 12/15/16          BB+       5,260        4,240
(+) Oil Purchase Co.
   7.10%, 4/30/02           BBB      13,598       12,754
(+) Oil Purchase Co.
  II
   10.73%, 1/31/04          BBB       2,535        2,460
(+) Orange plc
   8.75%, 6/1/06            BB-      14,130       14,233
(+) Paiton Energy
  Funding
   9.34%, 2/15/14           CCC      11,075        1,883
(+) Petrozuata Finance, Inc.
   8.22%, 4/1/17            BB+      23,215       16,522
Province of Quebec
   7.50%, 9/15/29           A+       16,600       16,698
(+) Ras Laffan
  Liquefied Natural
  Gas Co.
   8.294%, 3/15/14          BBB+     31,220       28,568

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO

                       !!RATINGS       FACE
                       (STANDARD     AMOUNT        VALUE
(CONT'D)               & POOR'S)      (000)       (000)!
--------------------------------------------------------
Republic of Argentina
   11.75%, 4/7/09           BB     $ 14,335  $    13,876
Republic of Colombia
   8.70%, 2/15/16           BBB-     18,355       13,517
United Mexican States Par Bond,
  Series A
   6.25%, 12/31/19          BB       28,515       21,030
  Series B
   6.25%, 12/31/19          BB          795          586
--------------------------------------------------------
GROUP TOTAL                                      287,677
--------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost
  $6,054,789)                                  5,897,235
--------------------------------------------------------
PREFERRED STOCK (1.2%)
--------------------------------------------------------
                                    SHARES
                                   --------
MORTGAGE-OTHER (1.2%)
(+)+ Home Ownership
  Funding Corp.
   13.331% (Cost
   $52,531)                 Aaa      63,325       52,324
--------------------------------------------------------
RIGHTS (0.0%)
--------------------------------------------------------
MISC-INDUSTRIALS (0.0%)
*@ United Mexican States
  Recovery Rights,
  expiring 6/30/03
    (Cost $0)               N/R    10,975,000         --
--------------------------------------------------------
STRUCTURED INVESTMENT (0.0%)-SEE NOTE A6
--------------------------------------------------------
                                     FACE
                                    AMOUNT
                                    (000)
                                   --------
Morgan Guaranty Trust Company,
11/20/05; monthly payments equal
to 1% per annum of the
outstanding notional balance,
indexed to GNMA ARM pools
  (Cost $5,305)             N/R    $ 80,539        1,454
--------------------------------------------------------

                                       FACE
                                     AMOUNT        VALUE
                                      (000)       (000)!
--------------------------------------------------------
CASH EQUIVALENTS (15.5%)
--------------------------------------------------------
DISCOUNT NOTES (9.5%)
Federal Home Loan Bank
   5.15%, 10/20/99                 $ 77,000  $    76,791
   5.18%, 10/22/99                   23,000       22,930
   5.19%, 10/8/99                    50,000       49,913
   5.19%, 10/13/99                   20,000       19,980
   5.24%, 11/5/99                    19,000       18,903
Federal Home Loan Mortgage
  Corporation
   5.17%, 10/7/99                    40,000       39,966
   5.24%, 11/4/99                    50,000       49,752
Federal National Mortgage
  Association
   5.19%, 10/19/99                   51,000       50,868
   5.19%, 10/25/99                   50,000       49,827
   5.24%, 11/03/99                   50,000       49,760
--------------------------------------------------------
GROUP TOTAL                                      428,690
--------------------------------------------------------
REPURCHASE AGREEMENT (6.0%)
Chase Securities, Inc. 5.20%,
  dated 9/30/99, due 10/1/99, to
  be repurchased at $273,300,
  collateralized by various U.S.
  Government Obligations, due
  10/1/99-8/15/01, valued at
  $273,563                          273,261      273,261
--------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $701,951)           701,951
--------------------------------------------------------
TOTAL INVESTMENTS (147.2%) (Cost
  $6,814,576)                                  6,652,964
--------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                                VALUE
                                               (000)!
--------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-47.2%)
Cash                                         $     1,227
Dividends Receivable                               2,110
Interest Receivable                               44,506
Receivable for Investments Sold                    7,158
Receivable for Forward Commitments               676,015
Receivable for Fund Shares Sold                    2,296
Investments Held as Collateral for Loaned
  Securities                                      74,206
Other Assets                                         199
Payable for Investments Purchased                 (2,263)
Payable for Forward Commitments               (2,843,829)
Payable for Fund Shares Redeemed                  (4,993)
Payable for Investment Advisory Fees              (4,318)
Payable for Administrative Fees                     (299)
Payable for Shareholder Servicing
  Fees-Investment Class                               (5)
Payable for Distribution Fees-Adviser Class          (29)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                       (199)
Payable for Daily Variation on Futures
  Contracts                                         (298)
Unrealized Loss on Swap Agreements                (9,434)
Collateral on Securities Loaned, at Value        (74,206)
Other Liabilities                                   (995)
                                             -----------
                                              (2,133,151)
--------------------------------------------------------
NET ASSETS (100%)                            $ 4,519,813
--------------------------------------------------------
INSTITUTIONAL CLASS
--------------------------------------------------------
NET ASSETS
Applicable to 385,361,129 outstanding
  shares of beneficial interest (unlimited
  authorization, no par value)               $ 4,338,939
--------------------------------------------------------
NET ASSET VALUE PER SHARE                    $     11.26
--------------------------------------------------------

                                                VALUE
                                               (000)!
--------------------------------------------------------
INVESTMENT CLASS
--------------------------------------------------------
NET ASSETS
Applicable to 3,475,714 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)               $    39,165
--------------------------------------------------------
NET ASSET VALUE PER SHARE                    $     11.27
--------------------------------------------------------
ADVISER CLASS
--------------------------------------------------------
NET ASSETS
Applicable to 12,585,297 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)               $   141,709
--------------------------------------------------------
NET ASSET VALUE PER SHARE                    $     11.26
--------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                              $ 4,732,600
Undistributed Net Investment Income (Loss)        82,491
Undistributed Realized Net Gain (Loss)          (118,367)
Unrealized Appreciation (Depreciation) on:
  Investment Securities                         (161,612)
  Futures and Swaps                              (15,299)
--------------------------------------------------------
NET ASSETS                                   $ 4,519,813
--------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO


(CONT'D)
----------------------------------------------------------
sec.      Restricted Security-Total market value of
           restricted securities owned at September 30,
           1999 was $3,659,000 or 0.1% of net assets.
!         See Note A1 to Financial Statements.
!!        Ratings are unaudited.
*         Non-income producing security
(+)       144A security. Certain conditions for public
           sale may exist.
**        A portion of these securities was pledged to
           cover margin requirements for futures
           contracts.
+         Moody's Investors Service, Inc. rating. Security
           is not rated by Standard & Poor's Corporation.
++        Security is fair valued by the Adviser.
(d)       Security is in default.
#         Step Bond-Coupon rate increases in increments to
           maturity. Rate disclosed is as of September 30,
           1999. Maturity date disclosed is the ultimate
           maturity.
##        Variable or floating rate security-rate
           disclosed is as of September 30, 1999.
@         Value is less than $500.
CMO       Collateralized Mortgage Obligation
Inv Fl    Inverse Floating Rate-Interest rate fluctuates
           with an inverse relationship to an associated
           interest rate. Indicated rate is the effective
           rate at September 30, 1999.
IO        Interest Only
N/R       Not rated by Moody's Investors Service, Inc. or
           Standard & Poor's Corporation.
PAC       Planned Amortization Class
PO        Principal Only
REMIC     Real Estate Mortgage Investment Conduit
TBA       Security is subject to delayed delivery. See
           Note A7 to Financial Statements.
YMA       Yield Maintenance Agreement

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                              PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

HIGH YIELD PORTFOLIO

The High Yield Portfolio focuses on investments in below-investment grade corporate bonds. The Portfolio is actively managed by Miller Anderson & Sherrerd's high-yield fixed-income team, which is responsible for portfolio construction and risk control. The high-yield team utilizes a disciplined, total return-oriented investment process to actively manage diversified high-yield portfolios. To identify the most efficient portfolio, the team engages in fundamental analysis and valuation of high-yield securities. Individual securities are compared on the basis of their option- and credit-risk-adjusted expected returns. Several high-yield investment beliefs guide the process. MAS believes that the keys to successful high-yield management are: superior, forward-looking credit analysis; a consistent, disciplined investment process; a value focus; and careful control of overall portfolio risk. The team manages overall interest-rate risk and economic sensitivity, as well as the integration of investment themes drawn from the firm's financial-market research.

MAS believes that investments in high-yield securities can improve the diversification of a balanced portfolio and raise return for a given level of volatility. MAS's extensive research shows that investors have been rewarded over time for holding lower-rated securities. High-yield securities also offer investment opportunities overlooked in the traditional stock/bond mix. MAS's goal is to achieve superior total returns with a greater degree of consistency than the broad market averages and other investment managers.

During the Portfolio's past fiscal year, its total return was 8.81% vs. 3.52% for the benchmark. This return is meaningful considering the interest rate environment over the past twelve months. The rates of ten-year treasury bonds rose nearly 150 basis points over the past year, while shorter rates rose almost 50 basis points.

Performance exceeded the benchmark primarily because of an overweight position in the telecommunications sector and exposure to emerging market securities, both of which were strong performers during the past fiscal year. The emerging market sector rebounded following the Russian crisis last year. The Portfolio also benefited from merger and investment activity in the telecommunications and cable sectors; this activity was very favorable for the Portfolio's credit quality. In addition, the Portfolio did a much better job of avoiding problem credits than the market averages. Negative contributors to relative performance included an underweighting in the commodity and cyclical sectors, which performed well, along with an overweight position in health care, which underperformed.

At fiscal year-end, the Portfolio continued to find value in the telecommunications and emerging markets sectors. In telecommunications, one of the Portfolio's largest holdings was Nextel Communications. Nextel's bonds performed extremely well due to very strong operating results, an equity investment by Microsoft, and takeover speculation. Other telecommunications holdings during the year included Qwest, Rhythms Net, Level 3, Dolphin Telecom, and Global Crossing. All of these companies either entered into a strategic partnership or raised additional equity capital, which contributed to bond performance. In emerging markets, holdings were concentrated in Latin America, with exposure mainly to corporate issues in Mexico, Argentina, and Colombia.

The Portfolio added to positions in some larger, higher-quality bonds, including Columbia/HCA and Tenet Healthcare in the health care sector, and Kmart in the retail sector. These sectors underperformed during fiscal 1999, and MAS believed that these names had very good value. At fiscal year-end, the Portfolio maintained an average credit quality of BB, which was higher than that of the benchmark.

The past fiscal year was a mixed period for the high-yield market, as performance was strong throughout the first half, but receded during the last few months. The U.S. government bond market had a very difficult year due to high domestic growth and a tightening of interest rates by the Federal Reserve. Technical factors also contributed to the recent negative performance in the high-yield market. There was a high level of new issues in the market, net cash flows into mutual funds turned negative, and dealers were under pressure to keep inventories low. MAS believes that these factors created a good buying opportunity for the Portfolio.

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

[High Yield Performance Graph]

                                                                    MAS FUNDS HIGH YIELD                SALOMON HIGH YEILD
                                                                    --------------------                ------------------
89                                                                        1000.00                            1000.00
                                                                           934.00                             983.00
                                                                           906.00                             953.00
                                                                           960.00                             991.00
90                                                                         837.00                             919.00
                                                                           832.00                             914.00
                                                                          1039.00                            1074.00
                                                                          1101.00                            1146.00
91                                                                        1145.00                            1214.00
                                                                          1200.00                            1279.00
                                                                          1278.00                            1374.00
                                                                          1329.00                            1428.00
92                                                                        1402.00                            1487.00
                                                                          1422.00                            1507.00
                                                                          1547.00                            1598.00
                                                                          1630.00                            1668.00
93                                                                        1684.00                            1707.00
                                                                          1771.00                            1769.00
                                                                          1728.00                            1732.00
                                                                          1703.00                            1724.00
94                                                                        1744.00                            1747.00
                                                                          1646.00                            1747.00
                                                                          1717.00                            1850.00
                                                                          1899.00                            1964.00
95                                                                        1981.00                            2023.00
                                                                          2040.00                            2091.00
                                                                          2105.00                            2125.00
                                                                          2141.00                            2152.00
96                                                                        2255.00                            2240.00
                                                                          2352.00                            2327.00
                                                                          2385.00                            2360.00
                                                                          2550.00                            2466.00
97                                                                        2704.00                            2573.00
                                                                          2728.00                            2635.00
                                                                          2854.00                            2742.00
                                                                          2854.00                            2770.00
98                                                                        2672.00                            2637.00
                                                                          2814.00                            2730.00
                                                                          2910.00                            2771.00
                                                                          2925.00                            2778.00
99                                                                        2907.00                            2730.00

                  AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/99*

                                                MAS HIGH YIELD
                               ------------------------------------------------      SALOMON HIGH
                               INSTITUTIONAL -      INVESTMENT =      ADVISER +      YIELD INDEX
      -------------------------------------------------------------------------------------------
      One Year                      8.81%              8.67%            8.44%           3.52%
      Five Years                   10.76%              10.64%          10.62%           9.34%
      Ten Years                    11.26%              11.20%          11.19%           10.56%

   Total returns are net of all fees. Total returns represent past performance and are not indicative of future results. High-yield fixed-income securities, otherwise known as "junk bonds," represent a much greater risk of default and tend to be more volatile than higher-rated bonds.

   The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

   - Represents an investment in the Institutional Class.

   = Represents an investment in the Investment Class which commenced operations 5/21/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

   + Represents an investment in the Adviser Class which commenced operations 1/31/97. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class.

   Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

   * Total returns are compared to the Salomon High Yield Index, an unmanaged market index.

   As of 9/30/99, the Portfolio's holdings in Nextel Communications, Qwest, Rhythms Net, Level 3, Dolphin Telecom, Global Crossing,
   Columbia/HCA, Tenet Healthcare, and Kmart were 2.4%, 0.0%, 0.5%, 0.0%, 0.7%, 0.9%, 3.8%, 2.1%, and 0.8%, respectively.

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

HIGH YIELD
PORTFOLIO

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (90.5%)

---------------------------------------------------------
                       !!RATINGS         FACE
                       (STANDARD       AMOUNT       VALUE
SEPTEMBER 30, 1999     & POOR'S)        (000)      (000)!
---------------------------------------------------------
ASSET BACKED CORPORATES (0.6%)
(+)++ Commercial Financial
  Services, Inc.,
  Series 97-5 A1
   7.72%, 6/15/05           N/R    $    4,693  $    1,173
(+)+ Long Beach Acceptance Auto
  Grantor Trust,
  Series 97-1 B
   14.22%, 10/26/03         Ba3         1,711       1,699
(+) OHA Auto Grantor Trust,
  Series 97-A
   11.00%, 9/15/03          BB          3,094       2,965
---------------------------------------------------------
GROUP TOTAL                                         5,837
---------------------------------------------------------
CABLE (6.1%)
Adelphia Communications Corp.
   7.75%, 1/15/09           B+          4,850       4,371
  Series B
   8.375%, 2/1/08           B+         10,925      10,215
   9.875%, 3/1/07           B+          1,500       1,530
CSC Holdings, Inc.
   7.25%, 7/15/08           BB+         1,200       1,151
   9.875%, 5/15/06          BB-         5,270       5,500
Lenfest Communications, Inc.
   7.625%, 2/15/08          BB+           570         568
# NTL, Inc.
   0.00%, 4/1/08            B-     GBP 10,150      10,942
Rogers Cablesystems Ltd., Series
  B
   10.125%, 9/1/12          BB+    $    2,750       2,970
(+)# Telewest plc
   0.00%, 4/15/09           B+     GBP 10,760      10,537
(+) United Pan-Europe
  Communications N.V.
   10.875%, 8/1/09          B-     $   10,100      10,201
---------------------------------------------------------
GROUP TOTAL                                        57,985
---------------------------------------------------------

                       !!RATINGS         FACE
                       (STANDARD       AMOUNT       VALUE
                       & POOR'S)        (000)      (000)!
---------------------------------------------------------
---------------------------------------------------------
CHEMICALS (2.8%)
(+) Huntsman ICI
   10.125%, 7/1/09          B+     $    5,650  $    5,509
   10.125%, 7/1/09          B+      EUR 4,850       5,057
ISP Holdings, Inc.,
  Series B
   9.00%, 10/15/03          BB-    $    8,000       7,820
Lyondell Chemical Co.
   9.625%, 5/1/07           BB          8,850       8,817
---------------------------------------------------------
GROUP TOTAL                                        27,203
---------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-NON-AGENCY
  COLLATERAL SERIES (0.0%)
+ Citicorp Mortgage
  Securities, Inc.,
  Series 90-8 A7
   9.50%, 6/25/05           B3            514         247
---------------------------------------------------------
COMMERCIAL MORTGAGES (0.5%)
(+)+## DLJ Mortgage Acceptance
  Corp. Series 97-CF2 S IO
   0.353%, 10/15/17         Aaa       101,822       2,074
(+) Federal Mortgage Acceptance
  Corp.,
  Loan Receivables Trust,
  Series 96-B C A1 IO
   7.929%, 11/1/18          N/R         3,937       1,378
+## GMAC Commercial Mortgage
  Securities, Inc.,
  Series 96-C1 X2 IO
   1.85%, 3/15/21           Aaa        13,571         894

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
HIGH YIELD
PORTFOLIO

                       !!RATINGS         FACE
                       (STANDARD       AMOUNT       VALUE
(CONT'D)               & POOR'S)        (000)      (000)!
---------------------------------------------------------
## Structured Asset Securities
Corp.,
  Series:
  96-CFL X1 IO
   1.573%, 2/25/28          N/R    $   11,696  $      605
  96-CFL X1A IO
   1.096%, 2/25/28          N/R         9,346          97
  96-CFL X2 IO
   1.159%, 2/25/28          N/R         3,838          80
---------------------------------------------------------
GROUP TOTAL                                         5,128
---------------------------------------------------------
COMMUNICATIONS (21.3%)
American Cellular Corp.
   10.50%, 5/15/08          CCC+        7,530       7,756
AMSC Acquisition Co., Inc.,
  Series B
   12.25%, 4/1/08           N/R         7,200       5,112
Centennial Cellular Operating
  Co.
   10.75%, 12/15/08         CCC+        8,050       8,402
+ Dial Call
  Communications, Inc.
   10.25%, 12/15/05         B2          4,785       4,821
Dobson Communications Corp.
   11.75%, 4/15/07          N/R         5,900       6,224
# Dolphin
  Telecommunications
   0.00%, 6/1/08            CCC+    EUR 8,750       3,934
   (+) 0.00%, 5/15/09       CCC+   $    7,980       3,192
Esprit Telecom Group plc
   11.00%, 6/15/08          B-      DEM 2,953       3,220
   11.50%, 12/15/07         B-          1,892       2,104
Global Crossing
  Holdings Ltd.
   9.625%, 5/15/08          B-     $    8,050       8,271
(+) Globalstar
  LP/Capital
   11.375%, 2/15/04         B           7,625       4,956
Hermes Europe Railtel
   10.375%, 1/15/09         B           2,200       2,145
   11.50%, 8/15/07          B           5,470       5,525

                       !!RATINGS         FACE
                       (STANDARD       AMOUNT       VALUE
                       & POOR'S)        (000)      (000)!
---------------------------------------------------------
# Hyperion Telecommunications,
  Inc.
   0.00%, 4/15/03           B      $    8,445  $    7,094
# Intermedia Communications,
  Inc.
  Series B
   0.00%, 7/15/07           B          18,650      12,402
  Series B
   8.60%, 6/1/08            B           3,200       2,776
(+)(d) Iridium Capital Corp.,
  Series A
   13.00%, 7/15/05          D          10,475       1,100
IXC Communications, Inc.
   9.00%, 4/15/08           CCC+        3,625       3,580
Metromedia Fiber
  Network, Inc.
   10.00%, 11/15/08         B           5,720       5,548
Nextel Communications, Inc.
   # 0.00%, 9/15/07         B-         14,800      10,915
   # 0.00%, 2/15/08         B-         11,055       7,683
  ** 9.75%, 8/15/04         B-          4,200       4,237
NEXTLINK
  Communications
   # 0.00%, 4/15/08         B-          8,090       4,859
   10.75%, 11/15/08         B           4,065       4,090
(+) OnePoint Communications
  Corp.
   14.50%, 6/1/08           N/R         4,100       2,624
Primus
  Telecommunications
  Group, Inc.
   11.25%, 1/5/09           B-          4,800       4,560
  Series B
   9.875%, 5/15/08          B-          6,120       5,355
(+) PSINet, Inc.
   11.00%, 8/1/09           B-          6,675       6,575
  Series B
   10.00%, 2/15/05          B-          4,465       4,286
# RCN Corp.
   0.00%, 10/15/07          B-         14,900       9,685

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                       !!RATINGS         FACE
                       (STANDARD       AMOUNT       VALUE
                       & POOR'S)        (000)      (000)!
---------------------------------------------------------
# Rhythms
NetConnections, Inc.,
Series B
   0.00%, 5/15/08           CCC+   $    9,950  $    4,950
RSL Communications plc
   # 0.00%, 3/1/08          B-          7,790       4,382
   # 0.00%, 3/15/08         B-      EUR 9,689       5,929
   9.125%, 3/1/08           B-     $    7,000       5,985
   12.00%, 11/1/08          B-          3,000       2,970
   12.25%, 11/15/06         B-            300         300
(+) Tele1 Europe B.V.
   13.00%, 5/15/09          N/R     EUR 6,460       6,737
+# Viatel, Inc.
   0.00%, 4/15/08           B-     $    9,200       5,244
# Wam!Net, Inc.,
  Series B
   0.00%, 3/1/05            CCC+        8,000       4,770
---------------------------------------------------------
GROUP TOTAL                                       204,298
---------------------------------------------------------
ENERGY (2.0%)
# Husky Oil Ltd.
   8.90%, 8/15/28           BB+         4,500       4,309
Snyder Oil Corp.
   8.75%, 6/15/07           B+          9,275       9,171
Vintage Petroleum, Inc.
   8.625%, 2/1/09           B+          1,700       1,636
   9.75%, 6/30/09           B+          3,480       3,558
---------------------------------------------------------
GROUP TOTAL                                        18,674
---------------------------------------------------------
FOOD & BEVERAGE (1.0%)
Smithfield Foods, Inc.
   7.625%, 2/15/08          BB+        10,500       9,450
---------------------------------------------------------
GAMING (6.5%)
Harrahs Operating Co., Inc.
   7.875%, 12/15/05         BB+        15,300      14,650
Horseshoe Gaming Holdings
   8.625%, 5/15/09          B+          1,350       1,286
   8.652%, 5/15/09          B+          9,100       8,668

                       !!RATINGS         FACE
                       (STANDARD       AMOUNT       VALUE
                       & POOR'S)        (000)      (000)!
---------------------------------------------------------
International Game Technology
   8.375%, 5/15/09          BB+    $   10,345  $    9,901
Park Place Entertainment Corp.
   7.875%, 12/15/05         BB+        11,975      11,301
Station Casinos, Inc.
   8.875%, 12/1/08          B+          7,535       7,309
   9.75%, 4/15/07           B+          7,195       7,303
   10.125%, 3/15/06         B+          1,575       1,618
---------------------------------------------------------
GROUP TOTAL                                        62,036
---------------------------------------------------------
GENERAL INDUSTRIAL (4.3%)
Applied Power, Inc.
   8.75%, 4/1/09            B+          4,350       4,067
Axia, Inc.
   10.75%, 7/15/08          B-          4,350       4,024
Hayes Lemmerz International,
  Inc.
   8.25%, 12/15/08          B          11,705      10,300
Norcal Waste Systems, Inc.
   13.50%, 11/15/05         BB-         6,450       6,902
Sequa Corp.
   9.00%, 8/1/09            BB          5,025       4,937
Waste Management, Inc.
   (+) 6.875%,
     5/15/09                BBB         3,050       2,668
   7.00%, 10/15/06          BBB         1,915       1,730
   7.125%, 10/1/07          BBB         2,800       2,530
   7.125%, 12/15/17         BBB         1,750       1,442
   7.65%, 3/15/11           BBB         2,360       2,154
---------------------------------------------------------
GROUP TOTAL                                        40,754
---------------------------------------------------------
HEALTH CARE (6.9%)
Columbia/HCA Healthcare Corp.
   6.91%, 6/15/05           BB+        18,400      16,574
   7.00%, 7/1/07            BB+         3,700       3,259
   7.15%, 3/30/04           BB+         5,400       5,013
   7.25%, 5/20/08           BB+         2,630       2,331
   7.58%, 9/15/25           BB+           750         599
   7.69%, 6/15/25           BB+        10,800       8,868

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
HIGH YIELD
PORTFOLIO

                       !!RATINGS         FACE
                       (STANDARD       AMOUNT       VALUE
(CONT'D)               & POOR'S)        (000)      (000)!
---------------------------------------------------------
Fresenius Medical
Capital Trust II
   7.875%, 2/1/08           B+     $    7,615  $    7,006
(+) Sirona Dental Systems
   9.125%, 7/15/08          B       EUR 3,878       3,054
Tenet Healthcare Corp.
   8.125%, 12/1/08          BB-    $   14,075      12,879
   8.625%, 1/15/07          BB-         7,300       6,953
---------------------------------------------------------
GROUP TOTAL                                        66,536
---------------------------------------------------------
HOTELS, LODGING & RESTAURANTS (2.8%)
Hilton Hotels Corp.
   7.95%, 4/15/07           BBB         9,655       9,220
HMH Properties,
  Series A
   7.875%, 8/1/05           BB         11,450      10,534
Host Marriott Travel
  Plaza
   9.50%, 5/15/05           BB-         6,385       6,640
---------------------------------------------------------
GROUP TOTAL                                        26,394
---------------------------------------------------------
MEDIA & ENTERTAINMENT (4.1%)
Chancellor Media Corp.
   9.00%, 10/1/08           B           7,495       7,607
  Series B
   8.125%, 12/15/07         B          12,000      11,580
Echostar DBS Corp.
   9.375%, 2/1/09           B          10,400      10,231
Outdoor Systems, Inc.
   8.875%, 6/15/07          B           9,095       9,345
---------------------------------------------------------
GROUP TOTAL                                        38,763
---------------------------------------------------------
METALS (3.9%)
(+) EES Coke Battery Co., Inc.
   9.382%, 4/15/07          B+          2,500       2,416
Glencore Nickel
  Property Ltd.
   9.00%, 12/1/14           BB+         4,165       3,551
Impress Metal Packaging Holdings
   9.875%, 5/29/07          B       EUR 5,647  $    6,370

                       !!RATINGS         FACE
                       (STANDARD       AMOUNT       VALUE
                       & POOR'S)        (000)      (000)!
---------------------------------------------------------
Murrin Murrin
  Holdings Ltd.
   9.375%, 8/31/07          BB-    $   10,925       9,668
National Steel Corp.,
  Series D
   9.875%, 3/1/09           B+         11,225      11,113
(+) Republic
  Technologies
  International LLC
   13.75%, 7/15/09          B           4,750       4,512
---------------------------------------------------------
GROUP TOTAL                                        37,630
---------------------------------------------------------
PACKAGING (2.6%)
Norampac, Inc.
   9.50%, 2/1/08            BB          8,300       8,425
Pacifica Papers, Inc.
   10.00%, 3/15/09          B+          8,790       8,889
SD Warren Co.
   12.00%, 12/15/04         B+          4,365       4,603
Tembec Industries, Inc.
   8.625%, 6/30/09          BB+         3,330       3,263
---------------------------------------------------------
GROUP TOTAL                                        25,180
---------------------------------------------------------
REAL ESTATE/BUILDING (2.8%)
American Standard
   7.125%, 6/1/06           BB-     EUR 8,185       8,416
D. R. Horton, Inc.
   8.00%, 2/1/09            BB     $   10,140       9,024
Nortek, Inc.,
  Series B
   8.875%, 8/1/08           B+         10,315       9,748
---------------------------------------------------------
GROUP TOTAL                                        27,188
---------------------------------------------------------
RETAIL (7.2%)
(+) CA FM Lease Trust
   8.50%, 7/15/17           BBB-        7,848       7,338
CEX Holdings, Inc.
   9.625%, 6/1/08           B           6,300       6,670

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                       !!RATINGS         FACE
                       (STANDARD       AMOUNT       VALUE
                       & POOR'S)        (000)      (000)!
---------------------------------------------------------
DR Structured Finance,
  Series:
  93-K1 A1
   6.66%, 8/15/10           BB+    $    3,232  $    2,952
  93-K1 A2
   7.43%, 8/15/18           BB+         2,565       2,260
  94-K1 A1
   7.60%, 8/15/07           BB+         3,359       3,261
  94-K1 A2
   8.375%, 8/15/15          BB+         3,625       3,461
  94-K2 A2
   9.35%, 8/15/19           BB+         4,910       4,898
HMV Media Group plc
  Class B
   10.875%, 5/15/08         B      GBP  5,700       9,428
Kmart Funding Corp.,
  Series F
   8.80%, 7/1/10            BB+    $    7,240       7,312
Musicland Group, Inc.
   9.00%, 6/15/03           B-          4,520       4,384
  Series B
   9.875%, 3/15/08          B-         10,205       9,287
(+) Stater Bros. Holdings, Inc.
   10.75%, 8/15/06          B+          7,410       7,558
---------------------------------------------------------
GROUP TOTAL                                        68,809
---------------------------------------------------------
SOVEREIGN & EMERGING MARKETS (11.4%)
Asia Pulp & Paper Co., Ltd.,
  Series A
   12.00%, 2/15/04          CCC+        3,305       1,752
(+) AST Research,
  Inc.
   7.45%, 10/1/02           BB-         7,285       7,003
(+) Bayan Telecommunications
  Holdings Corp.
   13.50%, 7/15/06          B-         11,200      10,584
(+) Cablevision S.A.
   13.75%, 5/1/09           BB          4,200       3,948

                       !!RATINGS         FACE
                       (STANDARD       AMOUNT       VALUE
                       & POOR'S)        (000)      (000)!
---------------------------------------------------------
(+)# Compania
  Energetica
   9.125%, 6/26/07          N/R    $    3,600  $    3,123
# CTI Holdings S.A.
   0.00%, 4/15/08           B          10,405       5,151
(+) Hyundai
  Semiconductor
  America
   8.625%, 5/15/07          B           5,650       4,401
Indah Kiat Finance Mauritius
   10.00%, 7/1/07           B+          9,850       5,368
Multicanal S.A.
   10.50%, 2/1/07           BB-         5,940       4,845
   (+) 13.125%,
     4/15/09                BB+         1,655       1,557
(+) Netia Holdings
   13.50%, 6/15/09          B       EUR 7,500       7,961
(+)++(d) NSM Steel,
  Inc.
   12.25%, 2/1/08           D      $    5,105           5
# Occidente y Caribe
  Cellular
   0.00%, 3/15/04           B          10,980       5,984
Phillipine Long Distance
  Telephone Co.,
  Series E
   7.85%, 3/6/07            BB+         4,000       3,410
Pindo Deli Financial Mauritius
   10.75%, 10/1/07          CCC+       12,855       7,006
# PTC International
  Finance B.V.
   0.00%, 7/1/07            B+          8,703       6,092
Republic of Colombia
   9.75%, 4/23/09           BBB-        5,000       4,311
Satelites Mexicanos S.A.
   10.125%, 11/1/04         B-          6,615       5,160
(+) Total Access Communication
  PCL (Convertible)
   2.00%, 5/31/06           BBB-        2,140       2,065

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
HIGH YIELD
PORTFOLIO

                       !!RATINGS         FACE
                       (STANDARD       AMOUNT       VALUE
(CONT'D)               & POOR'S)        (000)      (000)!
---------------------------------------------------------
TV Azteca S.A.,
Series B
   10.50%, 2/15/07          B+     $   16,000  $   12,320
United Mexican States Par Bond,
  Series A
   6.25%, 12/31/19          BB          9,710       7,161
---------------------------------------------------------
GROUP TOTAL                                       109,207
---------------------------------------------------------
TECHNOLOGY (0.1%)
Entex Information
  Services, Inc.
   12.50%, 8/1/06           B-          1,490         924
---------------------------------------------------------
TRANSPORTATION (1.3%)
ALPS,
  Series 96-1 DX
   12.75%, 6/15/06          BB-         5,653       5,653
(+) Jet Equipment
  Trust,
  Series:
  94-C1
   11.79%, 6/15/13          BBB-        3,450       4,161
  95-D
   11.44%, 11/1/14          BBB-        2,350       2,803
---------------------------------------------------------
GROUP TOTAL                                        12,617
---------------------------------------------------------
UTILITIES (2.3%)
AES Corp.
   8.50%, 11/1/07           B+          9,115       8,317
CMS Energy Corp.
   7.50%, 1/15/09           BB         10,345       9,545
(+) Ras Laffan
Liquefied Natural Gas
Co.
   8.294%, 3/15/14          BBB+        5,000       4,575
---------------------------------------------------------
GROUP TOTAL                                        22,437
---------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $936,894)     867,297
---------------------------------------------------------

                       !!RATINGS
                       (STANDARD                 VALUE
                       & POOR'S)     SHARES      (000)!
---------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.1%)
---------------------------------------------------------
MEDIA & ENTERTAINMENT (0.1%)
*(+) Paxson Communications
  Corp. PIK, 9.75%
  (Cost $1,130)             N/R        12,506  $    1,376
---------------------------------------------------------
PREFERRED STOCKS (2.3%)
---------------------------------------------------------
COMMUNICATIONS (1.7%)
* Concentric Network
  Corp., PIK, Series B
   13.50%                   N/R        54,634       5,026
* Dobson
  Communications
  Corp.
   13.00%, 5/1/09           N/R        47,500       4,584
* IXC Communications, Inc.,
  Series B PIK
   7.25%                    CCC+        5,923       6,337
---------------------------------------------------------
GROUP TOTAL                                        15,947
---------------------------------------------------------
MEDIA & ENTERTAINMENT (0.6%)
Paxson Communications Corp.,
  13.25%                    CCC+       53,403       5,768
---------------------------------------------------------
TOTAL PREFERRED STOCKS (Cost $19,385)              21,715
---------------------------------------------------------
WARRANTS (0.2%)
---------------------------------------------------------
COMMUNICATIONS (0.1%)
*(+) American Mobile
  Satellite Corp.,
  expiring 4/1/08           N/R        62,850         220
*(+) Globalstar
  Telecommunications
    Ltd., expiring
    2/15/04                 N/R         3,235         299

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                       !!RATINGS
                       (STANDARD                 VALUE
                       & POOR'S)     SHARES      (000)!
---------------------------------------------------------
*(+) Iridium World
  Communications
    Ltd., expiring
    7/15/05                 N/R         1,920  $        2
*(+) OnePoint
  Communications
  Corp. expiring
  6/1/08                    N/R        41,000           4
*(+) Tele1 Europe
  B.V. expiring
  1/1/01                    N/R        64,600         481
*(+)@ Wam!Net, Inc.,
  expiring 3/1/05           N/R        18,975          --
---------------------------------------------------------
GROUP TOTAL                                         1,006
---------------------------------------------------------
MEDIA & ENTERTAINMENT (0.0%)
*(+) Paxson
  Communications
  Corp.,
  expiring 6/30/03          N/R         3,616           1
---------------------------------------------------------
SOVEREIGN & EMERGING MARKETS (0.1%)
*(+) NSM Steel, Inc.,
  expiring 2/1/08           N/R     3,231,937           3
* Occidente y Caribe
  Cellular, expiring
  3/15/04                   N/R        43,920         659
---------------------------------------------------------
GROUP TOTAL                                           662
---------------------------------------------------------
TOTAL WARRANTS (Cost $445)                          1,669
---------------------------------------------------------
CASH EQUIVALENT (7.0%)
---------------------------------------------------------
REPURCHASE AGREEMENT (7.0%)
Chase Securities, Inc. 5.20%,
  dated 9/30/99, due 10/1/99, to
  be repurchased at $66,788,
  collateralized by various U.S.
  Government Obligations, due
  10/1/99-8/15/01, valued at
  $66,852 (Cost $66,778)              $66,778      66,778
---------------------------------------------------------
TOTAL INVESTMENTS (100.1%) (Cost $1,024,632)      958,835
---------------------------------------------------------

                                                 VALUE
                                                 (000)!
---------------------------------------------------------
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
Foreign Currency Held as Collateral on
  Futures Contracts (Cost $1,162)              $    1,162
Interest Receivable                                20,294
Receivable for Fund Shares Sold                       425
Receivable for Variation Margin on Futures
  Contracts                                           664
Other Assets                                           34
Payable to Custodian                                 (386)
Payable for Investments Purchased                 (20,677)
Payable for Fund Shares Redeemed                     (140)
Payable for Investment Advisory Fees                 (912)
Payable for Administrative Fees                       (62)
Payable for Shareholder Servicing Fees-
    Investment Class                                   (1)
Payable for Distribution Fees-Advisor Class            (3)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                         (34)
Unrealized Loss on Forward Foreign Currency
  Contracts                                          (881)
Other Liabilities                                     (94)
                                               ----------
                                                     (611)
---------------------------------------------------------
NET ASSETS (100%)                              $  958,224
---------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
HIGH YIELD
PORTFOLIO

                                                 VALUE
(CONT'D)                                         (000)!
---------------------------------------------------------
---------------------------------------------------------
INSTITUTIONAL CLASS
---------------------------------------------------------
NET ASSETS
Applicable to 106,896,559 outstanding
  shares of beneficial interest (unlimited
  authorization, no par value)                 $  937,482
---------------------------------------------------------
NET ASSET VALUE PER SHARE                      $     8.77
---------------------------------------------------------
INVESTMENT CLASS
---------------------------------------------------------
NET ASSETS
Applicable to 802,219 outstanding shares of
  beneficial interest (unlimited
  authorization, no par value)                 $    7,041
---------------------------------------------------------
NET ASSET VALUE PER SHARE                      $     8.78
---------------------------------------------------------
ADVISER CLASS
---------------------------------------------------------
NET ASSETS
Applicable to 1,564,450 outstanding shares of
  beneficial interest (unlimited
  authorization, no par value)                 $   13,701
---------------------------------------------------------
NET ASSET VALUE PER SHARE                      $     8.76
---------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                $1,008,565
Undistributed Net Investment Income (Loss)         29,048
Undistributed Realized Net Gain (Loss)            (13,993)
Unrealized Appreciation (Depreciation) on:
  Investment Securities                           (65,797)
  Foreign Currency Transactions                      (485)
  Futures                                             886
---------------------------------------------------------
NET ASSETS                                     $  958,224
---------------------------------------------------------


-------------------------------------------------------
!    See Note A1 to Financial Statements.
!!   Ratings are unaudited.
*    Non-income producing security
(+)  144A security. Certain conditions for public sale
      may exist.
++   A portion of these securities was pledged to cover
      margin requirements for futures contracts.
+    Moody's Investors Service, Inc. rating. Security
      is not rated by Standard & Poor's Corporation.
**   Security is fair valued by the Adviser.
(d)  Security is in default.
#    Step Bond-Coupon rate increases in increments to
      maturity. Rate disclosed is as of September 30,
      1999. Maturity date disclosed is the ultimate
      maturity.
##   Variable or floating rate security-rate disclosed
      is as of September 30, 1999.
@    Value is less than $500.
DEM  German Mark
EUR  Euro
GBP  British Pound
IO   Interest Only
N/R  Not rated by Moody's Investors Service, Inc. or
      Standard & Poor's Corporation.
PIK  Payment-In-Kind Security

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------


                                                                                       MID CAP        MID CAP
                                                                          VALUE         GROWTH          VALUE
                                                                      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                             -------------------------------------------------------
                                                                           Year Ended September 30, 1999
(In Thousands)
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends                                                       $    39,429    $     1,555    $     6,018
    Interest                                                              1,923          2,512          2,795
--------------------------------------------------------------------------------------------------------------------
       Total Income                                                      41,352          4,067          8,813
--------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Services--Note B                                 10,356          3,801          4,636
    Administrative Fee--Note C                                            1,655            608            494
    Custodian Fee--Note E                                                   577            105             68
    Audit Fee                                                                33             16             15
    Legal Fee                                                                38             13             11
    Filing & Registration Fees                                               68            102             54
    Shareholder Servicing Fee--Investment Class shares--Note
 D                                                                           25             --             37
    Distribution Fees--Adviser Class shares--Note D                         774            399             53
    Other Expenses                                                          338             71             88
--------------------------------------------------------------------------------------------------------------------
       Total Expenses                                                    13,864          5,115          5,456
--------------------------------------------------------------------------------------------------------------------
    Expense Offset--Note K                                                 (213)          (105)           (68)
--------------------------------------------------------------------------------------------------------------------
       Net Expenses                                                      13,651          5,010          5,388
--------------------------------------------------------------------------------------------------------------------
          Net Investment Income (Loss)                                   27,701           (943)         3,425
--------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities                                               163,611        237,742        109,808
    Futures                                                             (40,686)            --             --
--------------------------------------------------------------------------------------------------------------------
       Realized Net Gain (Loss)                                         122,925        237,742        109,808
--------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                               137,756        102,485         15,607
    Futures                                                              (3,618)            --             --
--------------------------------------------------------------------------------------------------------------------
       Unrealized Appreciation (Depreciation)                           134,138        102,485         15,607
--------------------------------------------------------------------------------------------------------------------
          Net Gain (Loss)                                               257,063        340,227        125,415
--------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                         $   284,764    $   339,284    $   128,840
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------


                                                                          FIXED           HIGH
                                                                         INCOME          YIELD
                                                                      PORTFOLIO      PORTFOLIO
                                                                     --------------------------------
                                                                  Year Ended September 30, 1999
(In Thousands)
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends                                                       $     5,109    $       154
    Interest                                                            332,206         92,103
-----------------------------------------------------------------------------------------------------
       Total Income                                                     337,315         92,257
-----------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Services--Note B                                 17,842          3,425
    Administrative Fee--Note C                                            3,805            731
    Custodian Fee--Note E                                                   361             83
    Audit Fee                                                                43             21
    Legal Fee                                                                99             34
    Filing & Registration Fees                                               49             66
    Shareholder Servicing Fee--Investment Class shares--Note
 D                                                                           58             13
    Distribution Fees--Adviser Class shares--Note D                         341             35
    Other Expenses                                                          454            104
-----------------------------------------------------------------------------------------------------
       Total Expenses                                                    23,052          4,512
-----------------------------------------------------------------------------------------------------
    Expense Offset--Note K                                                 (361)           (83)
-----------------------------------------------------------------------------------------------------
       Net Expenses                                                      22,691          4,429
-----------------------------------------------------------------------------------------------------
          Net Investment Income (Loss)                                  314,624         87,828
-----------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities                                              (117,912)       (14,390)
    Foreign Currency Transactions                                           715          2,787
    Futures                                                              (5,937)         2,628
-----------------------------------------------------------------------------------------------------
       Realized Net Gain (Loss)                                        (123,134)        (8,975)
-----------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                              (160,836)        (9,992)
    Foreign Currency Transactions                                          (715)           891
    Futures and Swaps                                                   (14,628)         2,458
-----------------------------------------------------------------------------------------------------
       Unrealized Appreciation (Depreciation)                          (176,179)        (6,643)
-----------------------------------------------------------------------------------------------------
          Net Gain (Loss)                                              (299,313)       (15,618)
-----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                         $    15,311    $    72,210
-----------------------------------------------------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                              STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          MID CAP                     MID CAP
                                                      VALUE               GROWTH                      VALUE
                                                    PORTFOLIO             PORTFOLIO                   PORTFOLIO
                                                 --------------------------------------------------------------------------------
                                                            Year Ended                  Year Ended                Year Ended
                                                         September 30,               September 30,             September 30,
                                                 ---------------------        --------------------        ------------------
(In Thousands)                                     1998           1999         1998           1999         1998         1999
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income (Loss)             $    63,524    $    27,701    $    (674)   $      (943)   $   1,401    $   3,425
   Realized Net Gain (Loss)                     453,240        122,925      102,056        237,742       27,317      109,808
   Change in Unrealized Appreciation
     (Depreciation)                          (1,045,358)       134,138     (104,691)       102,485      (79,622)      15,607
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net
        Assets Resulting from
        Operations                             (528,594)       284,764       (3,309)       339,284      (50,904)     128,840
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:--Note A10
   INSTITUTIONAL CLASS:
     Net Investment Income                      (62,553)       (30,731)          --             (2)        (439)      (1,451)
     Realized Net Gain                         (306,482)      (346,188)     (66,908)       (77,567)     (24,048)     (31,726)
   INVESTMENT CLASS:
     Net Investment Income                         (484)          (270)          --             --          (13)         (32)
     Realized Net Gain                           (2,354)        (3,540)          --             --         (915)      (1,377)
   ADVISER CLASS +:
     Net Investment Income                       (5,679)        (4,810)          --             --           --           (8)
     Realized Net Gain                          (27,923)       (52,186)        (316)       (14,328)          --         (355)
---------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                     (405,475)      (437,725)     (67,224)       (91,897)     (25,415)     (34,949)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
   INSTITUTIONAL CLASS:
     Issued                                     752,802        348,999      273,476        565,037      307,936      370,988
     Issued due to
       Reorganization--Note M                        --             --           --             --       43,226           --
     In Lieu of Cash Distributions              313,748        327,810       64,517         71,047       23,811       31,687
     Redeemed                                (1,493,928)    (1,761,799)    (291,506)      (486,282)    (102,105)    (188,868)
   INVESTMENT CLASS:
     Issued                                      12,467          6,883           --             --       24,500        6,915
     In Lieu of Cash Distributions                1,920          2,822           --             --          918        1,251
     Redeemed                                   (11,550)       (23,620)          --             --       (5,250)      (6,141)
   ADVISER CLASS +:
     Issued                                     292,374         78,928       73,812        181,375          269       40,211
     Issued due to
       Reorganization--Note M                        --             --           --             --        7,086           --
     In Lieu of Cash Distributions               29,311         51,418          310         14,192           --          363
     Redeemed                                   (98,912)      (173,003)     (17,226)       (24,798)      (1,235)      (7,784)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) from
        Capital Share Transactions             (201,768)    (1,141,562)     103,383        320,571      299,156      248,622
---------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                 (1,135,837)    (1,294,523)      32,850        567,958      222,837      342,513
NET ASSETS:
   Beginning of Period                        3,773,872      2,638,035      448,163        481,013      221,498      444,335
---------------------------------------------------------------------------------------------------------------------------------
   END OF PERIOD                            $ 2,638,035    $ 1,343,512    $ 481,013    $ 1,048,971    $ 444,335    $ 786,848
---------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                           MID CAP                    MID CAP
                                                       VALUE               GROWTH                     VALUE
                                                     PORTFOLIO             PORTFOLIO                  PORTFOLIO
                                                  -------------------------------------------------------------------------------
                                                             Year Ended                 Year Ended                Year Ended
                                                          September 30,              September 30,             September 30,
                                                  ---------------------        -------------------        ------------------
(In Thousands)                                      1998           1999          1998         1999         1998         1999
---------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income
(loss) included in end of period net
assets                                       $    13,250    $     5,140    $       --    $       2    $   1,259    $   3,056
---------------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
   INSTITUTIONAL CLASS:
     Shares Issued                                40,398         22,907        12,802       24,011       14,975       17,268
     Shares Issued due to
       Reorganization--Note M                         --             --            --           --        1,981           --
     In Lieu of Cash Distributions                17,599         23,236         3,693        3,801        1,280        1,661
     Shares Redeemed                             (80,941)      (117,686)      (13,871)     (20,418)      (5,123)      (9,185)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Institutional Class Shares
        Outstanding                              (22,944)       (71,543)        2,624        7,394       13,113        9,744
---------------------------------------------------------------------------------------------------------------------------------
   INVESTMENT CLASS:
     Shares Issued                                   659            440            --           --        1,195          324
     In Lieu of Cash Distributions                   107            200            --           --           49           66
     Shares Redeemed                                (613)        (1,547)           --           --         (256)        (279)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Investment Class Shares
        Outstanding                                  153           (907)           --           --          988          111
---------------------------------------------------------------------------------------------------------------------------------
   ADVISER CLASS +:
     Shares Issued                                15,459          5,078         3,486        7,873           14        1,930
     Shares Issued due to
       Reorganization--Note M                         --             --            --           --          325           --
     In Lieu of Cash Distributions                 1,645          3,645            18          763           --           19
     Shares Redeemed                              (5,498)       (11,461)         (806)      (1,101)         (68)        (362)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Adviser Class Shares
        Outstanding                               11,606         (2,738)        2,698        7,535          271        1,587
---------------------------------------------------------------------------------------------------------------------------------

+ The Mid Cap Value Portfolio began offering Adviser Class shares on July 17, 1998.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                              STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                  FIXED                        HIGH
                                                                  INCOME                       YIELD
                                                                  PORTFOLIO                    PORTFOLIO
                                                                  --------------------------------------------------------
                                                                         Year Ended                   Year Ended
                                                                        September 30,               September 30,
                                                                  -------------------------      --------------------
(In Thousands)                                                          1998           1999         1998         1999
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income (Loss)                                   $  269,463    $   314,624    $  55,020    $  87,828
   Realized Net Gain (Loss)                                           96,110       (123,134)      18,260       (8,975)
   Change in Unrealized Appreciation (Depreciation)                  (53,419)      (176,179)     (86,841)      (6,643)
--------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets Resulting from
        Operations                                                   312,154         15,311      (13,561)      72,210
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:--Note A10
   INSTITUTIONAL CLASS:
     Net Investment Income                                          (236,264)      (273,978)     (48,720)     (75,740)
     Realized Net Gain                                               (49,292)            --      (14,043)      (3,816)
     In Excess of Realized Net Gain                                       --       (112,821)          --      (13,719)
   INVESTMENT CLASS:
     Net Investment Income                                            (1,481)        (2,372)        (867)        (674)
     Realized Net Gain                                                  (297)            --         (243)         (37)
     In Excess of Realized Net Gain                                       --         (1,138)          --         (131)
   ADVISER CLASS:
     Net Investment Income                                            (5,636)        (7,874)        (744)      (1,019)
     Realized Net Gain                                                (1,121)            --         (180)         (40)
     In Excess of Realized Net Gain                                       --         (3,280)          --         (145)
--------------------------------------------------------------------------------------------------------------------------
       Total Distributions                                          (294,091)      (401,463)     (64,797)     (95,321)
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
   INSTITUTIONAL CLASS:
     Issued                                                        1,950,102        958,460      459,733      564,421
     In Lieu of Cash Distributions                                   247,290        349,941       45,671       64,229
     Redeemed                                                       (809,245)    (1,222,480)    (250,421)    (371,320)
   INVESTMENT CLASS:
     Issued                                                           50,811         24,497        9,943        5,963
     In Lieu of Cash Distributions                                     1,337          2,637          756          799
     Redeemed                                                        (13,110)       (33,777)      (9,038)     (10,904)
   ADVISER CLASS:
     Issued                                                           76,130         38,314       20,784       28,455
     In Lieu of Cash Distributions                                     4,436          8,285          805        1,072
     Redeemed                                                        (26,749)       (25,174)     (14,409)     (25,988)
--------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) from Capital Share
        Transactions                                               1,481,002        100,703      263,824      256,727
--------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                                       1,499,065       (285,449)     185,466      233,616
NET ASSETS:
   Beginning of Period                                             3,306,197      4,805,262      539,142      724,608
--------------------------------------------------------------------------------------------------------------------------
   END OF PERIOD                                                  $4,805,262    $ 4,519,813    $ 724,608    $ 958,224
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                  FIXED                        HIGH
                                                                  INCOME                       YIELD
                                                                  PORTFOLIO                    PORTFOLIO
                                                                  --------------------------------------------------------
                                                                         Year Ended                  Year Ended
                                                                        September 30,              September 30,
                                                                  -------------------------      --------------------
(In Thousands)                                                          1998           1999         1998         1999
--------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) included in end
of period net assets                                              $   70,218    $    82,491    $  16,074    $  29,048
--------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
   INSTITUTIONAL CLASS:
     Shares Issued                                                   161,426         82,479       47,739       62,967
     In Lieu of Cash Distributions                                    20,656         30,023        4,720        7,249
     Shares Redeemed                                                 (66,995)      (105,699)     (25,893)     (41,499)
--------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Institutional Class Shares
        Outstanding                                                  115,087          6,803       26,566       28,717
--------------------------------------------------------------------------------------------------------------------------
   INVESTMENT CLASS:
     Shares Issued                                                     4,202          2,128        1,014          671
     In Lieu of Cash Distributions                                       112            225           78           90
     Shares Redeemed                                                  (1,089)        (2,881)        (916)      (1,210)
--------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Investment Class Shares
        Outstanding                                                    3,225           (528)         176         (449)
--------------------------------------------------------------------------------------------------------------------------
   ADVISER CLASS:
     Shares Issued                                                     6,305          3,302        2,125        3,188
     In Lieu of Cash Distributions                                       370            710           83          120
     Shares Redeemed                                                  (2,211)        (2,166)      (1,496)      (2,883)
--------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Adviser Class Shares
        Outstanding                                                    4,464          1,846          712          425
--------------------------------------------------------------------------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                  For a Share Outstanding Throughout Each Period


VALUE PORTFOLIO                                                                    Institutional Class
                                                        -------------------------------------------------------------------------
                                                                             Year Ended September 30,
                                                        ------------------------------------------------------------------
                                                              1995          1996        1997++          1998        1999++
                                                        ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $    12.63    $    14.89    $    15.61    $    20.37    $    15.16
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                     0.31          0.30          0.34          0.34          0.21
    Net Realized and Unrealized Gain (Loss) on
      Investments                                             3.34          2.20          5.75         (3.38)         1.11
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                              3.65          2.50          6.09         (3.04)         1.32
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                    (0.31)        (0.32)        (0.30)        (0.36)        (0.28)
    Realized Net Gain                                        (1.08)        (1.46)        (1.03)        (1.81)        (2.61)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                          (1.39)        (1.78)        (1.33)        (2.17)        (2.89)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $    14.89    $    15.61    $    20.37    $    15.16    $    13.59
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                32.58%        18.41%        41.25%       (16.41%)        8.30%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)               $1,271,586    $1,844,740    $3,542,772    $2,288,236    $1,079,356
    Ratio of Expenses to Average Net Assets (1)              0.60%         0.61%         0.62%         0.60%         0.63%
    Ratio of Net Investment Income to Average Net
      Assets                                                 2.43%         2.07%         1.93%         1.76%         1.38%
    Portfolio Turnover Rate                                    56%           53%           46%           56%           53%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF
    EXPENSES TO AVERAGE NET ASSETS:
    Ratio Including Expense Offsets                          0.60%         0.60%         0.61%         0.59%         0.62%
---------------------------------------------------------------------------------------------------------------------------------

++ Per share amounts for the year ended September 30, 1997 and September 30, 1999, are based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period

VALUE PORTFOLIO                                                      Investment Class                        Adviser Class
                                          --------------------------------------------------------------------------------
                                                May 6,                     Year Ended       July 17,            Year Ended
                                             1996** to                  September 30,     1996*** to         September 30,
                                             September       ------------------------      September   -------------------
                                                   30,    1997++       1998    1999++            30,     1997++       1998
(CONTINUED)                                       1996                                          1996
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $      14.97   $ 15.60   $  20.36   $ 15.15   $      14.11   $  15.61   $  20.35
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                         0.12      0.31       0.31      0.19           0.01       0.30       0.29
    Net Realized and Unrealized Gain
      (Loss) on Investments                       0.59      5.75      (3.38)     1.12           1.49       5.74      (3.38)
--------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                  0.71      6.06      (3.07)     1.31           1.50       6.04      (3.09)
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                        (0.08)    (0.27)     (0.33)    (0.27)            --      (0.27)     (0.32)
    Realized Net Gain                               --     (1.03)     (1.81)    (2.61)            --      (1.03)     (1.81)
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                              (0.08)    (1.30)     (2.14)    (2.88)            --      (1.30)     (2.13)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $      15.60   $ 20.36   $  15.15   $ 13.58   $      15.61   $  20.35   $  15.13
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                     4.78%    41.01%    (16.55%)    8.20%         10.63%     40.87%    (16.66%)
--------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period
      (Thousands)                         $      9,244   $29,847   $ 24,527   $ 9,673   $     15,493   $201,253   $325,272
    Ratio of Expenses to Average Net
      Assets (2)                                 0.76%*    0.80%      0.75%     0.78%          0.86%*     0.90%      0.85%
    Ratio of Net Investment Income
      to Average Net Assets                      2.05%*    1.75%      1.62%     1.25%          1.66%*     1.63%      1.52%
    Portfolio Turnover Rate                        53%       46%        56%       53%            53%        46%        56%
--------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE
    RATIO OF EXPENSES TO AVERAGE NET
    ASSETS:
    Reduction in Ratio due to
      Expense Reimbursement/Waiver                 N/A     0.09%        N/A       N/A            N/A        N/A        N/A
    Ratio Including Expense Offsets              0.75%*    0.79%      0.74%     0.77%          0.85%*     0.89%      0.84%
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------


VALUE PORTFOLIO
                                     Adviser Class
                                   ----------------
                                      Year Ended
                                     September 30,
                                     -------------
(CONTINUED)                             1999++
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $  15.13
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                 0.17
    Net Realized and Unrealized Gain
      (Loss) on Investments               1.12
--------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS          1.29
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                (0.24)
    Realized Net Gain                    (2.61)
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                      (2.85)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $  13.57
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                             8.10%
--------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period
      (Thousands)                     $254,483
    Ratio of Expenses to Average Net
      Assets (2)                         0.88%
    Ratio of Net Investment Income
      to Average Net Assets              1.10%
    Portfolio Turnover Rate                53%
--------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE
    RATIO OF EXPENSES TO AVERAGE NET
    ASSETS:
    Reduction in Ratio due to
      Expense Reimbursement/Waiver         N/A
    Ratio Including Expense Offsets      0.87%
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

*    Annualized
**   Initial offering of Investment Class shares
***  Initial offering of Adviser Class shares
-----------------------------------------------------------------
++   Per share amounts for the year ended September 30, 1997 and
     September 30, 1999, are based on average shares outstanding.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                  For a Share Outstanding Throughout Each Period


                                                                                    Institutional Class
                                                                  --------------------------------------------------------
MID CAP GROWTH PORTFOLIO                                                          Year Ended September 30,
                                                                  --------------------------------------------------------
                                                                      1995        1996        1997        1998        1999
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $  16.29    $  18.60    $  20.53    $  21.84    $  18.62
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income (Loss)                                      0.03        0.01       (0.01)      (0.03)      (0.01)
    Net Realized and Unrealized Gain (Loss) on Investments            4.21        4.70        4.75        0.24       10.65
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                      4.24        4.71        4.74        0.21       10.64
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                            (0.03)      (0.03)         --          --       (0.00)++
    Realized Net Gain                                                (1.90)      (2.75)      (3.43)      (3.43)      (3.49)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                  (1.93)      (2.78)      (3.43)      (3.43)      (3.49)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $  18.60    $  20.53    $  21.84    $  18.62    $  25.77
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                        30.56%      28.81%      28.05%       2.00%      64.27%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                         $373,547    $403,281    $446,963    $429,955    $785,659
    Ratio of Expenses to Average Net Assets (1)                      0.61%       0.60%       0.63%       0.62%       0.62%
    Ratio of Net Investment Income to Average Net Assets             0.21%       0.04%      (0.07%)     (0.13%)     (0.07%)
    Portfolio Turnover Rate                                           129%        141%        134%        172%        208%
------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
   AVERAGE NET ASSETS:
    Ratio Including Expense Offsets                                  0.60%       0.60%       0.61%       0.60%       0.60%
------------------------------------------------------------------------------------------------------------------------------

++ Amount is less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


MID CAP GROWTH PORTFOLIO                                                       Adviser Class
                                                                  ----------------------------------------
                                                                    January 31,           Year Ended
                                                                      1997** to          September 30,
                                                                  September 30,       ----------------
(CONTINUED)                                                                1997       1998        1999
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $       17.04    $ 21.81    $  18.55
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income (Loss)                                          (0.02)     (0.03)      (0.05)
    Net Realized and Unrealized Gain (Loss) on Investments                 4.79       0.20       10.58
----------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                           4.77       0.17       10.53
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Realized Net Gain                                                        --      (3.43)      (3.49)
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                          --      (3.43)      (3.49)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $       21.81    $ 18.55    $  25.59
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                             27.99%      1.79%      63.87%
----------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                         $       1,200    $51,058    $263,312
    Ratio of Expenses to Average Net Assets (2)                           0.88%*     0.87%       0.88%
    Ratio of Net Investment Income to Average Net Assets                 (0.41%)*   (0.25%)     (0.31%)
    Portfolio Turnover Rate                                                134%       172%        208%
----------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
   AVERAGE NET ASSETS:
    Ratio Including Expense Offsets                                       0.86%*     0.84%       0.86%
----------------------------------------------------------------------------------------------------------

*    Annualized
**   Initial offering of Adviser Class shares

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                  For a Share Outstanding Throughout Each Period



                                                                                      Institutional Class
                                                              -------------------------------------------------------------------
                                                               December 30,               Year Ended September 30,
                                                                  1994** to    --------------------------------------------------
                                                              September 30,       1996      1997++      1998++      1999++
MID CAP VALUE PORTFOLIO                                                1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $       10.00    $ 13.45    $  14.49    $  21.80    $  18.12
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                              0.55L      0.11        0.05        0.08        0.12
    Net Realized and Unrealized Gain (Loss) on
      Investments                                                      2.90       2.52        8.37       (1.53)       5.01
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                       3.45       2.63        8.42       (1.45)       5.13
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                                --      (0.55)      (0.10)      (0.04)      (0.06)
    Realized Net Gain                                                    --      (1.04)      (1.01)      (2.19)      (1.31)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                      --      (1.59)      (1.11)      (2.23)      (1.37)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $       13.45    $ 14.49    $  21.80    $  18.12    $  21.88
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         34.50%     22.30%      61.40%      (6.92%)     29.44%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                           $ 4,507    $50,449    $220,260    $420,555    $721,015
    Ratio of Expenses to Average Net Assets (1)                       0.93%*     0.88%       0.90%       0.90%       0.87%
    Ratio of Net Investment Income to Average Net
      Assets                                                         10.13%*(L)  1.61%       0.28%       0.40%       0.57%
    Portfolio Turnover Rate                                            639%(L)    377%        184%        213%        244%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES
 TO AVERAGE NET ASSETS:
    Reduction in Ratio due to Expense
      Reimbursement/Waiver                                            2.13%*     0.18%       0.02%         N/A         N/A
    Ratio Including Expense Offsets                                   0.88%*     0.88%       0.88%       0.88%       0.86%
---------------------------------------------------------------------------------------------------------------------------------

*    Annualized
**   Commencement of Operations

(L)  Net Investment Income, the Ratio of Net Investment Income to
     Average Net Assets and the Portfolio Turnover Rate reflect activity relating to a nonrecurring initiative to invest in higher-paying dividend income producing securities.
++ Per share amounts for the years ended September 30, 1997, September 30, 1998, and September 30, 1999, are based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


MID CAP VALUE PORTFOLIO                              Investment Class                               Adviser Class
                                     ----------------------------------------------         ------------------------------
                                           May 10,         Year Ended September 30,              July 17,
                                         1996** to        -------------------------            1998*** to       Year Ended
                                     September 30,     1997++     1998++     1999++         September 30,    September 30,
(CONTINUED)                                   1996                                                 1998++           1999++
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD                               $       13.77    $ 14.48    $ 21.75    $ 18.05         $       21.82    $       18.12
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
    Net Investment Income                     0.04       0.01       0.05       0.09                  0.01             0.07
    Net Realized and Unrealized
      Gain (Loss) on
      Investments                             0.67       8.36      (1.53)      5.00                 (3.71)            5.01
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
 OPERATIONS                                   0.71       8.37      (1.48)      5.09                 (3.70)            5.08
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                       --      (0.09)     (0.03)     (0.03)                   --            (0.03)
    Realized Net Gain                           --      (1.01)     (2.19)     (1.31)                   --            (1.31)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                             --      (1.10)     (2.22)     (1.34)                   --            (1.34)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD       $       14.48    $ 21.75    $ 18.05    $ 21.80         $       18.12    $       21.86
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                 5.16%     61.05%     (7.08%)    29.30%               (16.96%)          29.12%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period
      (Thousands)                    $         127    $ 1,238    $18,861    $25,197         $       4,919    $      40,636
    Ratio of Expenses to
      Average Net Assets (2)                 1.03%*     1.09%      1.05%      1.02%                 1.24%*           1.12%
    Ratio of Net Investment
      Income to Average Net
      Assets                                 0.86%*     0.04%      0.25%      0.42%                 0.25%*           0.33%
    Portfolio Turnover Rate                   377%       184%       213%       244%                  213%             244%
---------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON
    THE RATIO OF EXPENSES TO
    AVERAGE NET ASSETS:
    Reduction in Ratio due to
      Expense
      Reimbursement/Waiver                   0.14%*     4.60%        N/A        N/A                   N/A              N/A
    Ratio Including Expense
      Offsets                                1.03%*     1.07%      1.03%      1.01%                 1.17%*           1.11%
---------------------------------------------------------------------------------------------------------------------------------

*     Annualized
**    Initial offering of Investment Class shares
***   Initial offering of Adviser Class shares
------------------------------------------------------------------
++    Per share amounts for the years ended September 30, 1997,
      September 30, 1998 and September 30, 1999 are based on
      average shares outstanding.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                  For a Share Outstanding Throughout Each Period


                                                                                       Institutional Class
                                                           ----------------------------------------------------------------------

FIXED INCOME PORTFOLIO                                                                Year Ended September 30,
                                                           ----------------------------------------------------------------------
                                                                 1995          1996        1997++        1998++        1999++
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $    10.93    $    11.82    $    11.83    $    12.22    $    12.22
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                        0.80          0.78          0.80          0.78          0.77
    Net Realized and Unrealized Gain (Loss) on
      Investments                                                0.69          0.08          0.50          0.14         (0.72)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                 1.49          0.86          1.30          0.92          0.05
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                       (0.60)        (0.79)        (0.78)        (0.75)        (0.71)
    Realized Net Gain                                              --         (0.06)        (0.13)        (0.17)           --
    In Excess of Realized Net Gain                                 --            --            --            --         (0.30)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                             (0.60)        (0.85)        (0.91)        (0.92)        (1.01)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $    11.82    $    11.83    $    12.22    $    12.22    $    11.26
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                   14.19%         7.63%        11.47%         7.90%         0.33%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                  $1,487,409    $1,790,146    $3,219,987    $4,625,015    $4,338,939
    Ratio of Expenses to Average Net Assets (1)                 0.49%         0.48%         0.49%         0.48%         0.48%
    Ratio of Net Investment Income to Average Net
      Assets                                                    7.28%         6.77%         6.73%         6.49%         6.62%
    Portfolio Turnover Rate                                      140%          162%          179%          121%          103%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES
TO AVERAGE NET ASSETS:
    Ratio Including Expense Offsets                             0.48%         0.48%         0.48%         0.47%         0.47%
---------------------------------------------------------------------------------------------------------------------------------

++ Per share amounts for the years ended September 30, 1997, September 30, 1998, and September 30, 1999, are based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


FIXED INCOME PORTFOLIO                                                Investment Class                Adviser Class
                                                         -------------------------------    ------------------------------------
                                                         October 15,          Year Ended    November 7,            Year Ended
                                                           1996** to       September 30,     1996*** to         September 30,
                                                           September      --------------      September      ----------------
                                                                 30,    1998++    1999++            30,     1998++     1999++
(CONTINUED)                                                   1997++                             1997++
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $      11.80   $ 12.22   $ 12.22   $      12.04   $  12.22   $  12.23
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                       0.75      0.76      0.76           0.70       0.75       0.74
    Net Realized and Unrealized Gain (Loss) on
      Investments                                               0.40      0.14     (0.72)          0.20       0.14      (0.72)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                1.15      0.90      0.04           0.90       0.89       0.02
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                      (0.60)    (0.73)    (0.69)         (0.59)     (0.71)     (0.69)
    Realized Net Gain                                          (0.13)    (0.17)       --          (0.13)     (0.17)        --
    In Excess of Realized Net Gain                                --        --     (0.30)            --         --      (0.30)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                            (0.73)    (0.90)    (0.99)         (0.72)     (0.88)     (0.99)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $      12.22   $ 12.22   $ 11.27   $      12.22   $  12.23   $  11.26
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                  10.07%     7.72%     0.24%          7.79%      7.63%      0.07%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)               $      9,527   $48,944   $39,165   $     76,683   $131,303   $141,709
    Ratio of Expenses to Average Net Assets (2)                0.66%*    0.63%     0.63%          0.77%*     0.73%      0.73%
    Ratio of Net Investment Income to Average Net
      Assets                                                   6.57%*    6.31%     6.50%          6.50%*     6.22%      6.38%
    Portfolio Turnover Rate                                     179%      121%      103%           179%       121%       103%
---------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF
    EXPENSES TO AVERAGE NET ASSETS:
    Reduction in Ratio due to Expense
      Reimbursement/Waiver                                     0.12%*      N/A       N/A          0.01%*       N/A        N/A
    Ratio Including Expense Offsets                            0.65%*    0.62%     0.62%          0.76%*     0.72%      0.72%
---------------------------------------------------------------------------------------------------------------------------------

*    Annualized
**   Initial offering of Investment Class shares
***  Initial offering of Adviser Class shares
-----------------------------------------------------------------
++   Per share amounts for the years ended September 30, 1997,
     September 30, 1998 and September 30, 1999, are based on
     average shares outstanding.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                  For a Share Outstanding Throughout Each Period

HIGH YIELD PORTFOLIO


                                                                                    Institutional Class
                                                                  --------------------------------------------------------
                                                                                  Year Ended September 30,
                                                                  --------------------------------------------------------
                                                                      1995        1996      1997++      1998++      1999++
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $   8.97    $   9.08    $   9.32    $  10.15    $   8.99
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                             0.90        0.88        0.86        0.85        0.86
    Net Realized and Unrealized Gain (Loss) on
      Investments                                                     0.19        0.28        0.87       (0.93)      (0.10)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                      1.09        1.16        1.73       (0.08)       0.76
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                            (0.85)      (0.92)      (0.87)      (0.82)      (0.79)
    Realized Net Gain                                                (0.08)         --       (0.03)      (0.26)      (0.04)
    In Excess of Realized Net Gain                                   (0.05)         --          --          --       (0.15)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                  (0.98)      (0.92)      (0.90)      (1.08)      (0.98)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $   9.08    $   9.32    $  10.15    $   8.99    $   8.77
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                        13.58%      13.83%      19.90%      (1.17%)      8.81%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                         $220,785    $289,810    $523,899    $703,110    $937,482
    Ratio of Expenses to Average Net Assets (1)                      0.50%       0.49%       0.51%       0.50%       0.49%
    Ratio of Net Investment Income to Average Net Assets            10.68%      10.04%       9.05%       8.74%       9.61%
    Portfolio Turnover Rate                                            96%        115%         96%         75%         45%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
 AVERAGE NET ASSETS:
    Ratio Including Expense Offsets                                  0.49%       0.48%       0.50%       0.48%       0.48%
---------------------------------------------------------------------------------------------------------------------------------

++ Per share amounts for the years ended September 30, 1997, September 30, 1998, and September 30, 1999, are based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


HIGH YIELD PORTFOLIO                                  Investment Class                               Adviser Class
                                        --------------------------------------------      -----------------------------------
                                               May 21,        Year Ended September 30,      January 31,            Year Ended
                                             1996** to     ---------------------------      1997*** to         September 30,
                                         September 30,     1997++     1998++    1999++    September 30,      ----------------
(CONTINUED)                                       1996                                           1997++     1998++     1999++
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD                                   $        9.06    $  9.31    $ 10.16    $ 9.00    $        9.39    $ 10.15    $  8.99
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                         0.31       0.84       0.83      0.85             0.56       0.83       0.84
    Net Realized and Unrealized
      Gain (Loss) on Investments                  0.16       0.88      (0.93)    (0.10)            0.59      (0.93)     (0.11)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                  0.47       1.72      (0.10)     0.75             1.15      (0.10)      0.73
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                        (0.22)     (0.84)     (0.80)    (0.78)           (0.39)     (0.80)     (0.77)
    Realized Net Gain                               --      (0.03)     (0.26)    (0.04)              --      (0.26)     (0.04)
    In Excess of Realized Net Gain                  --         --         --     (0.15)              --         --      (0.15)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                              (0.22)     (0.87)     (1.06)    (0.97)           (0.39)     (1.06)     (0.96)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $        9.31    $ 10.16    $  9.00    $ 8.78    $       10.15    $  8.99    $  8.76
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                     5.34%     19.77%     (1.37%)    8.67%           12.63%     (1.37%)     8.44%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period
      (Thousands)                        $       5,139    $10,916    $11,262    $7,041    $       4,327    $10,236    $13,701
    Ratio of Expenses to Average
      Net Assets (2)                             0.62%*     0.70%      0.65%     0.64%            0.78%*     0.75%      0.74%
    Ratio of Net Investment Income
      to Average Net Assets                     11.06%*     8.84%      8.58%     9.50%            8.68%*     8.55%      9.29%
    Portfolio Turnover Rate                       115%        96%        75%       45%              96%        75%        45%
---------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON
    THE RATIO OF EXPENSES TO
    AVERAGE NET ASSETS:
     Reduction in Ratio due to
       Expense
       Reimbursement/Waiver                        N/A      0.22%        N/A       N/A              N/A        N/A        N/A
     Ratio Including Expense
       Offsets                                   0.61%*     0.69%      0.63%     0.63%            0.76%*     0.73%      0.73%
---------------------------------------------------------------------------------------------------------------------------------

*    Annualized
**   Initial offering of Investment Class shares
***  Initial offering of Adviser Class shares
-----------------------------------------------------------------
++   Per share amounts for the years ended September 30, 1997,
     September 30, 1998 and September 30, 1999 are based on
     average shares outstanding.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

MAS Funds (the "Fund") is registered under the Investment Company Act of 1940 as an open-end investment company. At September 30, 1999, the Fund was comprised of twenty-two active portfolios (each referred to as a "Portfolio"). The Funds offer up to three different classes of shares for certain
Portfolios -- Institutional Class shares, Investment Class shares and Adviser Class shares.

Each class of shares has identical voting rights (except shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights, except each class bears different distribution fees as described in Note D. The accompanying financial statements and financial highlights are those of the Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Fixed Income Portfolio and High Yield Portfolio only. The financial statements for the remaining Portfolios are presented separately.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

 1. SECURITY VALUATION: Market values for equity securities listed on the New York Stock Exchange ("NYSE") or other U.S. exchanges or NASDAQ are based on the latest quoted sales prices as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on the valuation date; securities not traded on the valuation date are valued at the mean of the most recent quoted bid and asked prices. Equity securities not listed are valued at the mean of the most recent bid and asked prices. Securities listed on foreign exchanges are valued at the latest quoted sales prices. Bonds, including municipal bonds, and other fixed income securities are valued using brokers' quotations or on the basis of prices, provided by a pricing service, which are based primarily on institutional size trading in similar groups of securities. Mortgage-backed securities issued by certain government-related organizations are valued using brokers' quotations which are based on a matrix system which considers such factors as other security prices, yields and maturities. Short term securities are valued using the amortized cost method of valuation, which in the opinion of the Board of Trustees reflects fair value. Securities for which no quotations are readily available (including restricted securities) are valued at their fair value as determined in good faith using methods approved by the Board of Trustees.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 2. FEDERAL INCOME TAXES: It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

 3. REPURCHASE AGREEMENTS: Securities pledged as collateral for repurchase agreements are held by the Portfolios' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of a default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolios may transfer their uninvested cash balances into a joint trading account with other Portfolios of the Fund which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

 4. FUTURES: Futures contracts (secured by cash and securities deposited with brokers as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statement of Operations.

     Futures contracts may be used by each Portfolio in order to hedge against unfavorable changes in the value of securities or to attempt to realize profits from the value of the underlying securities.

     Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

 5. SWAP AGREEMENTS: Each Portfolio, except the Mid Cap Growth Portfolio, may enter into swap agreements to exchange the return generated by one instrument for the return generated by another instrument.

--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The following summarizes interest rate swaps entered into by the
     Portfolios:

     Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net payments to be received, if any, at the date of default.

 6. STRUCTURED INVESTMENTS: Certain Portfolios may invest in structured investments whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, equity securities or other underlying instruments. A Portfolio uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

 7. DELAYED DELIVERY COMMITMENTS: Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of liquid securities or cash is maintained in an amount at least equal to these commitments with the custodian. Securities held in segregated accounts cannot be sold while this strategy is outstanding, unless replaced with other assets. As a result, there is a possibility that as asset segregation reaches certain levels, a portfolio may lose some flexibility in managing its investments, responding to shareholder redemption requests, or meeting other current obligations.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 8. PURCHASED OPTIONS: Certain Portfolios may purchase call and put options on their portfolio securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The purchase of a call option might be intended to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the instrument at the exercise price. A Portfolio may purchase a put option to protect its holdings in the underlying instrument, or a similar instrument, against a substantial decline in the market value of such instrument by giving the Portfolio the right to sell the instrument at the option exercise price. Possible losses from purchased options cannot exceed the total amount invested.

 9. FOREIGN EXCHANGE AND FORWARD CURRENCY CONTRACTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars quoted by a bank. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio's books and the U.S. dollar equivalent of amounts actually received or paid.

     A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Each Portfolio (except the Mid Cap Growth Portfolio) may enter into forward foreign currency contracts to protect securities and related receivables and payables against future changes in foreign exchange rates. Fluctuations in the value of such contracts are recorded as unrealized appreciation or depreciation; realized gains or losses, which are disclosed in the Statement of Operations, include net gains or losses on contracts which have been terminated by settlements. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contract, if any, at the date of default. Risks may also arise from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     At September 30, 1999, the net assets of certain Portfolios were substantially comprised of foreign-currency denominated securities and foreign currency. The net assets of these Portfolios are presented at the foreign exchange rates and market values at the close of the period. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, the components of realized and unrealized foreign currency gains (losses) representing foreign exchange changes on investments is included in the reported net realized and unrealized gains (losses) on investment transactions and balances. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

10.  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income, if any, are declared and paid quarterly except for the Mid Cap Growth and Mid Cap Value Portfolios, which are declared and paid annually. Net realized capital gains are distributed at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on securities, forwards and futures, including Post October Losses and permanent differences such as gain (loss) on in-kind redemptions (Note J), foreign currency transactions and gains on certain equity securities designated as issued by "passive foreign investment companies".

     Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income
     (loss), undistributed realized net gain (loss) and paid in capital. Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

11. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold.
     Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios on the basis of their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. INVESTMENT ADVISORY FEE. Under the terms of an Investment Advisory Agreement, each Portfolio pays Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser"), wholly owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co., for investment advisory services performed at a fee calculated by applying a quarterly rate based on an annual percentage rate to each Portfolio's average daily net assets for the quarter. For the year ended September 30, 1999 the investment advisory fees of each of the Portfolios were:

                         Annual
                       Investment
                        Advisory
      Portfolio           Fee
      ---------        ----------
Value                   0.500%
Mid Cap Growth          0.500
Mid Cap Value           0.750
Fixed Income            0.375
High Yield              0.375

C. ADMINISTRATION FEE. MAS serves as Administrator to the Fund pursuant to an Administration Agreement. Under the agreement, MAS receives an annual fee, accrued daily and payable monthly, of 0.08% of each Portfolio's average daily net assets. Chase Global Funds Services Company ("CGFSC") serves as Transfer Agent to the Fund and provides fund accounting and other services pursuant to a sub-administration agreement with MAS and receives compensation from MAS for these services.

D. DISTRIBUTOR. MAS Fund Distribution, Inc. ("MASDI" or the "Distributor"), a wholly owned subsidiary of Miller Anderson & Sherrerd, LLP, is the distributor for the Fund. MASDI is a limited-purpose broker/dealer whose only function is to distribute open-end mutual fund shares. The Distributor provides all classes of

--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

shares in each Portfolio with distribution services, and receives fees in connection with these services, pursuant to separate Distribution and Shareholder Servicing Plans (the "Plans") in accordance with Rule 12b-1 under the Investment Company Act of 1940.

Under the Plans, the Distributor is entitled to distribution fees and shareholder servicing fees for Adviser Class and Investment Class shares, respectively. The distribution fee is an asset-based fee to support distribution efforts and/or servicing of accounts. The Adviser Class of shares pays an annual distribution fee of 0.25% of average net assets of the class for such services under the 12b-1 plan adopted by the Fund. The Investment Class of shares pays an annual shareholder servicing fee of 0.15% of average net assets of the class. The shareholder servicing fee is not a distribution fee and is used to support the expenses associated with servicing and maintaining accounts. Both fees are paid directly to MASDI. The distribution fee may be retained by MASDI if an Adviser Class shareholder invests directly through MASDI. Usually the fees are paid by MASDI to external organizations such as 401(k) alliance sponsors, discount brokers and bank trust departments who distribute MAS Funds to the public.

E. CUSTODY. The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

F. TRUSTEES' FEES. The Fund pays each Trustee, who is not also an officer or affiliated person, an annual fee plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees.

Each eligible Trustee of the Fund who is not an officer or affiliated person, as defined under the Investment Company Act of 1940, as amended, participates in the Trustees' Deferred Compensation Plan. Under the Trustees' Deferred Compensation Plan, such Trustees must defer at least 25% of their fees and may elect to defer payment of up to 100% of their total fees earned as a Trustee of the Fund. These deferred amounts are invested in the Portfolios selected by the Trustee. Total trustees fees incurred, for the year ended September 30, 1999 by the Portfolios were $94,000.

Expenses for the year ended September 30, 1999, include legal fees paid to Morgan, Lewis & Bockius LLP. A partner of that firm is an Assistant Secretary of the Fund.

G. PORTFOLIO INVESTMENT ACTIVITY.

1. PURCHASES AND SALES OF SECURITIES: For the year ended September 30, 1999, purchases

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    and sales of investment securities other than temporary cash investments were:

                           (000)
                  ------------------------
  Portfolio       Purchases       Sales
  ---------       ----------    ----------
Value             $1,061,453    $2,475,728
Mid Cap Growth     1,707,408     1,497,357
Mid Cap Value      1,543,155     1,376,585
Fixed Income       6,825,613     6,381,231
High Yield           604,413       385,184

2. FEDERAL INCOME TAX COST AND UNREALIZED APPRECIATION (DEPRECIATION): At September 30, 1999, cost, unrealized appreciation, unrealized depreciation and net unrealized appreciation (depreciation) of securities for Federal income tax purposes were:

                                              (000)
                       ----------------------------------------------------
      Portfolio           Cost      Appreciation   Depreciation      Net
      ---------        ----------   ------------   ------------   ---------
Value                  $1,464,661     $ 95,655      $(214,089)    $(118,434)
Mid Cap Growth            998,740      174,116        (51,847)      122,269
Mid Cap Value             796,080       44,826        (66,906)      (22,080)
Fixed Income            6,815,853       26,467       (189,356)     (162,889)
High Yield              1,025,071       11,311        (77,547)      (66,236)

3. FORWARD FOREIGN CURRENCY CONTRACTS: Under the terms of the forward foreign currency contracts open at September 30, 1999, each Portfolio is obligated to deliver or receive currency in exchange for U.S. dollars as indicated in the following table:

                                                    (000)
                       ---------------------------------------------------------------
                                                                             Net
                       Currency       In                                  Unrealized
                          to       Exchange    Settlement                Appreciation
      Portfolio         Deliver       For         Date        Value     (Depreciation)
      ---------        ---------   ---------   ----------   ---------   --------------
HIGH YIELD
Purchases              US$ 2,965   EUR 2,750    10/27/99    US$ 2,933      US$ (32)
                           3,515   EUR 3,265    10/27/99        3,482          (33)
                                                                           -------
                                                                           US$ (65)
                                                                           -------
Sales                  EUR 9,950   US$10,532    10/26/99    US$10,610      US$ (78)
                       EUR27,685      29,680    10/27/99       29,523          157
                       EUR 3,960       4,190    10/27/99        4,223          (33)
                       EUR 6,350       6,811    10/29/99        6,773           38
                       EUR 1,160       1,257    11/10/99        1,239           18
                       EUR 9,150       9,689    11/19/99        9,776          (87)
                       GBP 1,100       1,779    11/10/99        1,810          (31)
                       GBP19,730      31,686     12/3/99       32,486         (800)
                                                                           -------
                                                                           US$(816)
                                                                           -------
NET                                                               NET      US$(881)
                                                                           =======

EUR  --   Euro
GBP  --   British Pound
US$  --   U.S. Dollar

--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 4. FUTURES CONTRACTS: At September 30, 1999, the following Portfolios had futures contracts open:

                                                               Unrealized
                         Number     Aggregate                 Appreciation
                           of       Face Value   Expiration  (Depreciation)
      Portfolio         Contracts     (000)         Date         (000)
      ---------         ---------   ----------   ----------  --------------
Purchases:
 FIXED INCOME
  Municipal Bond Index
  U.S. Treasury
   2 yr. Note               521     US$108,124    Dec-99        $    58
  U.S. Treasury
   Long Bond              2,317     US$263,993    Dec-99         (1,590)
Sales:
 FIXED INCOME
   90 Day Euro               43     US$ 10,099   Dec-99-            (49)
                                                  Mar-01
  U.S. Treasury
   10 yr. Note            4,782     US$526,618    Dec-99         (4,284)
 HIGH YIELD
  U.K. Long Gilt            178     GBP 30,349    Dec-99            785
  U.S. Treasury
   Long Bond                170     US$ 19,369    Dec-99            101

GBP  --   British Pound
US$  --   U.S. Dollar

 5. SWAP AGREEMENTS: At September 30, 1999, the following Portfolios had open Interest Rate Swap Agreements:

                                                       Unrealized
Notional                                              Appreciation
 Amount                                              (Depreciation)
 (000)                    Description                    (000)
-------------------------------------------------------------------
FIXED INCOME
$51,000     Agreement with Bankers Trust Company        $(2,593)
            terminating August 25, 2008 to pay 3
            month LIBOR quarterly and to receive
            fixed rate at 6.04% semiannually.
$50,000     Agreement with Bankers Trust Company         (2,334)
            terminating August 27, 2008 to pay 3
            month LIBOR quarterly and to receive
            fixed rate at 6.10% semiannually.
$11,000     Agreement with Bankers Trust Company           (570)
            terminating August 28, 2008 to pay 3
            month LIBOR monthly and to receive
            fixed rate at 6.03% semiannually.
$19,000     Agreement with Bankers Trust Company         (1,458)
            terminating September 17, 2008 to pay 3
            month LIBOR quarterly and to receive
            fixed rate at 5.64% semiannually.
$31,000     Agreement with Bankers Trust Company         (2,479)
            terminating September 21, 2008 to pay 3
            month LIBOR quarterly and to receive
            fixed rate at 5.59% semiannually.
                                                        -------
                                                        $(9,434)
                                                        =======

LIBOR -- London Interbank Offer Rate

H. CAPITAL LOSS CARRY FORWARD. At September 30, 1999, the following Portfolios had available for Federal income tax purposes unused capital losses, all of which will expire on the indicated dates:

                       Expiration Date
                        September 30,
                            2007
      Portfolio             (000)
      ---------        ---------------
Fixed Income               $2,005
High Yield                    908

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

I. POST OCTOBER LOSSES. Under current tax law, certain capital and net foreign exchange losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 1999, the following Portfolios may elect to defer capital losses occurring between November 1, 1998 and September 30, 1999 up to the following amounts:

      Portfolio         (000)
      ---------        --------
Fixed Income           $118,950
High Yield               12,272

J. IN-KIND TRANSACTIONS. For the year ended September 30, 1999, the following Portfolios realized gains (losses) from in-kind redemptions of approximately:

      Portfolio         (000)
      ---------        --------
Value                  $    990
Mid Cap Growth           40,948
Fixed Income               (143)

K. SECURITIES LENDING. Certain Portfolios loan securities to certain brokers and receive security lending fees. Security lending fees are included as expense offsets in the Statement of Operations. Fees greater than custodian expenses are included in interest income. During the year ended September 30, 1999, the following Portfolios had security lending fees totaling:

                       Fees
      Portfolio        (000)
      ---------        -----
Value                  $152
Mid Cap Growth          487
Fixed Income            386

Portfolios that lend securities receive securities issued or guaranteed by the U.S. Government or its agencies, cash or letters of credit as collateral in an amount at least equal to 100% of the current market value of loaned securities. The value of loaned securities and related collateral outstanding at September 30, 1999, were as follows:

                        Value of
                         Loaned       Value of
                       Securities    Collateral
      Portfolio          (000)         (000)
      ---------        ----------    ----------
Value                   $117,726      $120,570
Fixed Income              72,770        74,206

The market value of the loaned securities is determined at the close of business of the fund and any additional collateral is delivered to the fund on the next business day.

Custodian fees appearing in the Statement of Operations have been adjusted to include expense offsets for custodian balance credits and security lending fees totaling $600,000 and $231,000 respectively, for the year ended September 30, 1999.

L. OTHER. At September 30, 1999, the High Yield Portfolio's net assets were substantially comprised of high yield fixed income securities. The financial condition of an issuer of these securities and general economic and industry specific conditions may affect the issuer's ability to make payments of income and principal on these securities.

--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

At September 30, 1999, the Fund had Portfolios with otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios. These Portfolios and the aggregate percentage of such owners was as follows:

                                         Percentage
                                        of Ownership
                           --------------------------------------
                           Institutional    Investment    Adviser
       Portfolios              Class          Class        Class
       ----------          -------------    ----------    -------
Value                          21.1%           57.8%       77.0%
Mid Cap Growth                 35.4              --        82.5
Mid Cap Value                  24.7            42.2        86.6
Fixed Income                     --            38.9        71.2
High Yield                       --            86.8        79.6

M. REORGANIZATION. On July 20, 1998, MAS Mid Cap Value Fund (the "Acquiring Fund") acquired substantially all of the assets and liabilities of Morgan Stanley Institutional Fund, Inc ("MSIF") Small Cap Value Equity Fund, (the "Acquired Fund") in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Trustees' and shareholders of the Acquired Fund.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
MAS Funds

In our opinion, the accompanying statements of net assets (excluding Standard
& Poor's ratings) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the five (5) Portfolios of the MAS Funds listed in the accompanying table of contents (hereafter referred to as the "Fund") at September 30, 1999, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 19, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION: (UNAUDITED)

Each Portfolio hereby designates the following amount as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return.

                                     LONG-TERM
                                CAPITAL GAINS -- 20%
FUND                                   (000)
----                            --------------------
Value                                 $372,656
Mid Cap Growth                          87,080
Mid Cap Value                           14,842
Fixed Income                            29,806
High Yield                               9,414

For the year ended September 30, 1999, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders for each Portfolio were.

PORTFOLIO                             AMOUNT
---------                             ------
Value                                  74.2%
Mid Cap Growth                          5.1
Mid Cap Value                          12.3
High Yield                              0.8

For the year ended September 30, 1999*, the percentage of income earned from direct U.S. treasury obligations was as follows:

FUND                               INCOME EARNED
----                               -------------
Fixed Income                            18.7%

---------------
* Amounts for the period ending December 31, 1999 will be provided with Form 1099-DIV to be mailed in January 2000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHAREHOLDER MEETING: (UNAUDITED)

At a shareholder meeting held on September 16, 1999, the shareholders of the MAS Funds' High Yield Portfolio approved an amendment to the investment advisory agreement between the Fund and Miller Anderson & Sherrerd LLP that would increase the investment advisory fee for the High Yield Portfolio to 0.450%. The results of the voting were as follows:

    VOTED       VOTED       ABSTAIN
     FOR       AGAINST       VOTES
  ----------  ----------   ---------
  57,909,390  15,235,331   7,268,426

--------------------------------------------------------------------------------

MAS FUNDS TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

The following is a list of the Trustees and the principal executive officers of the Fund as well as a brief statement of their present positions and principal occupations:

THOMAS L. BENNETT, CFA*
Chairman of the Board of Trustees; Managing Director, Morgan Stanley Dean Witter & Co.; Member of the Morgan Stanley Dean Witter Investment Management Executive Committee; Portfolio Manager and Head of Fixed Income Investment Team, Miller Anderson & Sherrerd, LLP; Trustee, Haverford School.

THOMAS P. GERRITY
Trustee; Professor of Management, Director of the Electronic Commerce Forum, and formerly Dean, Wharton School of Business, University of Pennsylvania; Director, Sunoco; Fannie Mae; Reliance Group Holdings; CVS Corporation; IKON Office Solutions, Inc.; Knight-Ridder, Inc.; Firserv; Internet Capital Group; formerly Director, Digital Equipment Corporation and Union Carbide Corporation.

JOSEPH P. HEALY
Trustee; Headmaster, Ethical Culture Fieldston School; Trustee, Springside School; formerly Headmaster, Haverford School; Dean, Hobart College; Associate Dean, William & Mary College.

LORRAINE TRUTEN, CFA
President, MAS Funds; Principal, Morgan Stanley Dean Witter & Co.; Head of Mutual Fund Services, Miller Anderson & Sherrerd, LLP; President, MAS Fund Distribution, Inc.

JAMES A. GALLO
Vice President and Treasurer, MAS Funds; Head of Fund Administration, Miller Anderson & Sherrerd, LLP; Vice President, Morgan Stanley Dean Witter & Co.; formerly Vice President and Director of Investment Accounting, PFPC, Inc.

JOSEPH J. KEARNS
Trustee; Investment Consultant; Director, Electro Rent Corporation; Trustee, Southern California Edison Nuclear Decommissioning Trust; Director The Ford Family Foundation; formerly, CFO of The J. Paul Getty Trust.

VINCENT R. MCLEAN
Trustee; Director, Legal and General America, Inc.; Director, Banner Life Insurance Co.; Director, William Penn Life Insurance Company of New York; formerly Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of Unisys Corporation).

C. OSCAR MORONG, JR.
Trustee; Managing Director, Morong Capital Management; Director, CitiFunds, CitiSelect Folios and related portfolios; formerly Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc.; Director, The Indonesia Fund and the Landmark Funds; Director, Ministers and Missionaries Benefit Board of American Baptist Churches.

RICHARD J. SHOCH
Secretary, MAS Funds; Fund Administration Manager, Miller Anderson & Sherrerd, LLP; Vice President, Morgan Stanley Dean Witter & Co.; formerly Counsel, Vice President and Assistant Secretary; SEI Corporation.

*Trustee Bennett is deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended.

 This report should be preceded or accompanied by a prospectus.

MAS Fund Distribution, Inc. serves as General Distribution Agent for MAS Funds.

Date of first use: November, 1999

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                Morgan Stanley Dean Witter Investment Management
                        Miller Anderson & Sherrerd, LLP

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                        West Conshohocken, PA 19428-2899
         Investment Adviser: (610) 940-5000 - MAS Funds: (800) 354-8185


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                       This Report has been prepared for
                     shareholders and may be distributed to
                  others only if preceded or accompanied by a
                              current prospectus.